                                    EXHIBIT 10.4

                     CONVERTIBLE LINE OF CREDIT PROMISSORY NOTE

Amount: $295,000.00                                          Date: May 24, 2000


       FOR VALUE RECEIVED, Chequemate International, Inc., a Utah corporation (referred to herein as the"Borrower") promises to pay to Azure Agents Limited (referred to herein as the "Lender"), or order, at the address the Lender shall designate in writing to the Borrower from time to time, the sum of Two Hundred Ninety Five Thousand dollars ($295,000) or the aggregate unpaid principal balance of all advances made to the Borrower by the Lender pursuant to this Note from time to time ("Advances") on April 1, 2001 ("Maturity
Date") in lawful money of the United States and in immediately available funds, together with interest on the unpaid principal balance of this Convertible Line of Credit Promissory Note ("Note") computed on the basis of a 360 day year and charged on actual days the principal amount of any Advance is outstanding, at the rate of twelve percent (12%) per annum.

       1. ADVANCES MADE PRIOR TO NOTE. The Lender and Borrower acknowledge that the Lender has made Advances to the Borrower pursuant to an oral lending agreement, with the understanding that the terms of which were to be subsequently negotiated and which are now set forth in this Note.

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       2.  TERM OF NOTE.  The principal amount of all Advances made under the terms of this Note and all accrued and unpaid interest shall be due and payable on the Maturity Date.

       3. PREPAYMENT. The Borrower may not prepay any of the principal amount of this Note, except with the express written consent of the Lender.

       4. CONVERSION PRIVILEGES. The Lender shall have the right to convert up to the full amount of the then outstanding principal balance of the Note to common stock and preferred stock of the Borrower to be issued by Borrower on the terms and conditions set forth below:

              a. TERM OF OPTION. The Lender may convert the principal balance of loan to common and preferred stock at any time from the date of this Note until the principal balance is retired or converted.

              b. CONVERSION PRICE AND LIMITATIONS. The maximum amount of the principal balance of the Note to common stock is $127,000 at a conversion price of $1.00 per common share. The maximum amount of the principal balance of the Note that may be converted by the Lender to preferred stock is $168,000. Provided, however, the Lender acknowledges that the Borrower does not currently have preferred stock authorized by its Articles of Incorporation, but that it is the intention of the Borrower to submit to its shareholders resolutions authorizing the issuance of preferred stock and this right of conversion is subject to such approval by the Borrower's shareholders. The number of preferred shares and the per share price is to be determined by the Borrower and ratified by the Borrower shareholders.

              c. NOTICE OF ELECTION TO CONVERT. The option to convert to common stock and preferred stock may be made by Lender at any time upon written Notice of Election to convert by Lender. The Notice of Election to convert shall contain the date of conversion and the principal amount of the Advance to be converted to common stock and preferred stock. Such conversion shall be effective on the date specified in the notice.

              d. ADJUSTMENT FOR COMMON STOCK RECLASSIFICATIONS. In the event, at any time after the date hereof, the holders of the common stock of the Borrower shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property by way of stock-split, spinoff, reclassification, combination of shares or similar corporate rearrangement, then and in each such case the Lender, upon the exercise hereof as provided herein, shall be entitled to receive the amount of stock and other securities and property which the Lender would hold on the date of such exercise if on record date of such corporate reclassification Lender had been the holder of record of the number of shares of common stock of the Borrower called for in the event of complete conversion of the Note and had thereafter retained such shares and/or all other or additional stock and other securities and property receivable by Lender as aforesaid during such period, giving effect to all adjustments called for during such period.

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              e.  ADJUSTMENT FOR CONSOLIDATION OR MERGER.  In case of any reorganization of the Borrower after the date hereof, or in case, after such date, the Borrower shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Lender, upon the exercise of its conversion rights at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which Lender would be entitled had the Lender converted this Note immediately prior thereto.

              f. PIGGYBACK REGISTRATION RIGHTS. If, at any time after the conversion of this Note and expiring one year thereafter, the Borrower proposes to register any of its securities under the Securities Act of 1933 (the "Act") either for its own account or for the account of others, in connection with the public offering of such equity securities solely for cash, on a registration form that would also permit the registration of the shares of common stock or preferred stock issuable upon conversion of this Note, the Borrower shall promptly give the Lender written notice of such proposal. Within thirty days after the notice is given, the Lender shall give notice as to the number of shares of common stock or preferred stock, if any, which the Lender requests be registered simultaneously with such registration by the Borrower. The Borrower shall use its best efforts to include such shares in such registration statement and to cause such registration statement to become effective with respect to such shares. All costs in connection such registration statement shall be borne by the Borrower. The Lender shall bear all underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Lender's common stock or preferred stock.

              g. RESERVATION OF STOCK. The Borrower shall at all times reserve and keep available for issue upon conversion of this Note such number of its authorized but unissued shares of common stock or preferred stock as will be sufficient to permit the conversion in full of this Note.

              h. INTEREST. In the event of the conversion to common or preferred stock of any of the principal amount of any Advance, the accrued interest applicable to such converted principal shall be deemed to be forgiven upon conversion and shall not be otherwise payable pursuant to the terms of this Note.

              i. ASSIGNMENT. Lender may assign all or any part of this Note with its attendant conversion privileges to any party or parties.

              j. CONDITIONS PRECEDENT. (i) The conversion of any part of this Note to preferred stock is subject to the approval by Borrower's shareholders of an amendment to the Borrower's Articles of Incorporation to authorized the issuance of preferred stock; and,
              (ii) the conversion of any part of this Note to common stock and the issuance of the related common stock is subject to the approval of the American Stock Exchange ("Amex") of a request by the Borrower to list such shares on the Amex.

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       5.  SECURITY.  This Note is secured by a Security Agreement and a financing statement granting a security interest in Borrower's tangible and intangible assets.

       6.  DEFAULT.   If any installment or the final payment due under this
Note is not paid on its due date or within fifteen (15) days thereafter, if the Borrower Board of Directors, or the Borrower shareholders if consent of shareholders is required, fails to approve or ratify all of the terms of this Note, or if the Borrower otherwise defaults under the terms of this Note or the Security Agreement, then the holder hereof, following the giving of 10 days written notice may accelerate this Note and declare the entire balance due and owing whereupon the Borrower agrees to pay the entire balance of the Note upon demand.

       Each payment shall be applied first to the payment of interest and thereafter to the payment of principal. In the event of non-payment of any installment, the final payment or the accelerated principal in the event of default, the Borrower agrees to pay all expenses of collection of this Note, including reasonable attorney's fees and court costs incurred in any proceeding including any proceedings in the United States Bankruptcy Court. After acceleration, in the event of default, and after the due date and before and after judgment, this Note shall accrue interest until paid at the highest legal rate.

       7. GOVERNING LAW. This Note shall be governed by the laws of the State of Utah.


       8.  WAIVER OF NOTICE, ETC.   Every maker, endorser or guarantor of this
Note waives presentment, demand, notice, protest and all other notices in connection with the deliver, acceptance, default or enforcement of this Note and each agrees that the holder, from time to time, may renew, modify or extend performance of obligations hereunder without their consent.

       9. ARBITRATION. If at any time during or after the term of this Note any dispute, difference, or disagreement shall arise upon or in respect of this Note, or the conversion of the Note to common stock or preferred stock, and the meaning and construction of the terms hereof, every such dispute, difference, and disagreement shall be referred to a single arbitrator agreed upon by the Borrower and the Lender, or if no single arbitrator can be agreed upon, an arbitrator or arbitrators shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration proceedings shall be held in Salt Lake City, Utah.

       10. ASSIGNMENT. This Note and the conversion privileges associated herewith shall be assignable in whole or in part at any time by Lender.

       IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the date above set forth.

                                          BORROWER:

                                          CHEQUEMATE INTERNATIONAL, INC.




                                                 /s/ J. Michael Heil, CEO
                                          -------------------------------------
                                          By

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



                                 SECURITY AGREEMENT


                                    May 24, 2000

       Parties:    Obligor: CHEQUEMATE INTERNATIONAL, INC, a Utah corporation

                   Secured Party: Azure Agents Limited


       Collateral: All tangible and intangible assets of the Obligor, including patents and patents pending.

       Obligation: Convertible Line of Credit Promissory Note ("Note") dated
                   May 24, 2000

2. Grant of Security Interest. Obligor grants to Secured Party a Security Interest in the Collateral to secure payment and performance of the Note.

3. Obligor Representations and Warranties. Obligor represents and warrants to Secured Party as of the date of this Agreement and, as to Collateral in which Obligor acquires an interest or rights after the date of this Agreement, as of the date Obligor acquires such interest or rights.

       3.1 Ownership and Possession of Collateral. Obligor is the legal and/or beneficial owner of the Collateral. There are no liens and encumbrances on the Collateral or claims thereof, except as may be

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

granted contemporaneously with this Security Agreement. There is no financing statement now filed or recorded covering any of the Collateral. Obligor is in exclusive possession of the Collateral.

       3.2 Validity, Perfection, and Priority of Security Interest. The Security Interest granted in this agreement (i) is legal, valid, binding, and enforceable, (ii) is a perfected Security Interest in all the collateral, and
(iii) is a first priority Security Interest in all the Collateral.

       3.3 Enforceability, Amount, and Other Matters concerning Collateral. The Assets of the Obligee and the agreements, documents, and instruments evidencing and securing the Assets are (i) genuine, (ii) the legal, valid and binding obligations of the parties thereto, and (iii) enforceable against the parties thereto in accordance with their terms. Any copies of such agreements, documents, and instruments delivered to Secured Party are accurate and complete and, except for the items delivered to Secured Party there are no amendments, modifications, extensions, renewals, restatements, or supplements thereof. No surety bond was required or given by Obligor in connection with or is otherwise applicable to (1) any goods, or other tangible personal property, or services relating to the Receivables, or (2) the agreements, documents, or instruments out of which the Receivables arose.

       4. Obligor Covenants. Until the Note is paid in full, Obligor agrees that, unless Secured Party otherwise agrees in writing in Secured Party's sole and absolute discretion:

       4.1 Defense of Obligor's Title and of Security Interest. Obligor shall defend the Collateral, the title and interest therein of Obligor represented and warranted in this Agreement, and the legality, validity, binding nature, and enforceability of the Security Interest granted herein, the perfection thereof, and the first priority thereof against all matters, including, without limitation, (i) any attachment, levy, or other seizure by legal process or otherwise of any or all Collateral, (ii) any lien or encumbrance or claim thereof on any or all Collateral, (iii) any attempt to realize upon any or all Collateral under any lien or encumbrance, regardless of whether junior or senior to the Security Interest herein, and (iv) any claim questioning the legality, validity, binding nature, enforceability, perfection, or priority of the Security Interest herein. Obligor shall notify Secured Party immediately in writing of any of the foregoing.

       4.2 Allowances or Discounts. Obligor shall grant to its customers only such allowances, discounts, and other adjustments relating to the Collateral as Obligor may reasonably determine to be in accordance with sound business practice.

       4.3 Books and Records. Obligor shall maintain complete and accurate books and records relating to the collateral.

       4.4 Inspection and Verification. The Secured Party and such persons as the Secured Party may designate shall have the right, at any reasonable time from time to time, (i) to enter upon the premises at which any of the Collateral or any of the books and records included in the Collateral or relating to the business, operations, or financial condition of Obligor is located, (ii) to inspect the Collateral and such books and records, (iii) to make copies of and extracts from such books and records, and (iv) to verify under reasonable procedures determined by the Secured Party the amount, condition, quality, quantity, status, validity, and value of, or any other matter relating to, the collateral or the accounts payable or cash of Obligor shown on any financial statement or other document delivered to Secured

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

Party (including, without limitation, in the case of Collateral that is an obligation of or in the possession of a third person and in the case of accounts payable and cash, by contacting the third party holding such assets).

       4.5 Further Assurances. Obligor shall promptly execute, acknowledge, deliver, and cause to be duly filed and recorded all such additional agreements, documents, and instruments (including, without limitation, financing statements and patent or intellectual property assignments) and take all such other actions as Secured Party may reasonably request from time to time to better assure, perfect, preserve, and protect the security interest granted herein, the priority thereof, and the rights and remedies of Secured Party hereunder.

       4.6 No Obligations and limit of Liability of Secured Party. The Secured Party does not assume and shall have no liability or obligation for any liabilities or obligations of Obligor relating to the Collateral. In exercising its rights and remedies under the Note and this Agreement and under applicable law, in performing any obligations to Obligor, and in acting or omitting to act in respect of the Collateral and this Agreement, the Secured Party shall have no liability or responsibility whatsoever.

       5.0 Subordination. Secured Party agrees that in the event the Obligor secures loan funds from an institutional source(s) in an amount greater than $10,000,000, the Secured Party shall subordinate its interest to the lending institution.

       6.0 Default. Upon occurrence of an event of default, Secured Party may, in its absolute and sole discretion and without demand or notice, do any or all of the following:

       6.1 Acceleration of Obligations. Declare any or all obligations under the Note to be immediately due and payable, whereupon such Obligations shall be immediately due and payable.

       6.2 If Secured Party demands or attempts to take possession of any or all collateral, Obligor shall promptly assemble such Collateral and turn over and deliver possession of such Collateral to Secured Party at a place designated by Secured Party and convenient to Secured party and Obligor.

       6.3 Retain the Collateral as Payment. Upon written notice to Obligor, retain the Collateral in satisfaction of the obligations. Unless such written notice is given, retention of the Collateral by Secured Party shall not be in satisfaction of any of the obligations.

       6.4 Other Rights and Remedies. Exercise any and all other rights and remedies of Secured Party under the Note or under applicable law.

       7.0 Application of the Proceeds. After an event of default, all cash and checks included in the Collateral and all proceeds of Collateral received by Secured Party will be applied by Secured Party to the Obligor's obligations, whether or not due, in such order as Secured Party may determine in its absolute and sole discretion, subject to any requirements of law. If application of the Collateral is not sufficient to pay the obligations in full, Obligor shall remain obligated for the remaining obligations.

       8.0. Continuation and Termination. This Agreement shall continue in effect until payment and performance of the obligations of Obligor in full.

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       Dated as of the date first above written.

                                          "Obligor"

                                          CHEQUEMATE INTERNATIONAL, INC.



                                                 /s/ J. Michael Heil, CEO
                                          -------------------------------------
                                          by











                   CONVERTIBLE LINE OF CREDIT PROMISSORY NOTE

Amount: $275,000.00                                          Date: May 24, 2000


       FOR VALUE RECEIVED, Chequemate International, Inc., a Utah corporation (referred to herein as the"Borrower") promises to pay to Bournville Management, Ltd. (referred to herein as the "Lender"), or order, at the address the Lender shall designate in writing to the Borrower from time to time, the sum of Two Hundred Seventy Five Thousand dollars ($275,000) or the aggregate unpaid principal balance of all advances made to the Borrower by the Lender pursuant to this Note from time to time ("Advances") on April 1, 2001 ("Maturity Date") in lawful money of the United States and in immediately available funds, together with interest on the unpaid principal balance of this Convertible Line of Credit Promissory Note ("Note") computed on the basis of a 360 day year and charged on actual days the principal amount of any Advance is outstanding, at the rate of twelve percent (12%) per annum.

       1. ADVANCES MADE PRIOR TO NOTE. The Lender and Borrower acknowledge that the Lender has made Advances to the Borrower pursuant to an oral lending agreement, with the understanding that the terms of which were to be subsequently negotiated and which are now set forth in this Note.

       2. TERM OF NOTE. The principal amount of all Advances made under the terms of this Note and all accrued and unpaid interest shall be due and payable on the Maturity Date.

       3. PREPAYMENT. The Borrower may not prepay any of the principal amount of this Note, except with the express written consent of the Lender.

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

       4. CONVERSION PRIVILEGES. The Lender shall have the right to convert up to the full amount of the then outstanding principal balance of the Note to common stock and preferred stock of the Borrower to be issued by Borrower on the terms and conditions set forth below:

              a. TERM OF OPTION. The Lender may convert the principal balance of loan to common and preferred stock at any time from the date of this Note until the principal balance is retired or converted.

              b. CONVERSION PRICE AND LIMITATIONS. The maximum amount of the principal balance of the Note to common stock is $120,000 at a conversion price of $1.00 per common share. The maximum amount of the principal balance of the Note that may be converted by the Lender to preferred stock is $155,000. Provided, however, the Lender acknowledges that the Borrower does not currently have preferred stock authorized by its Articles of Incorporation, but that it is the intention of the Borrower to submit to its shareholders resolutions authorizing the issuance of preferred stock and this right of conversion is subject to such approval by the Borrower's shareholders. The number of preferred shares and the per share price is to be determined by the Borrower and ratified by the Borrower shareholders.

              c. NOTICE OF ELECTION TO CONVERT. The option to convert to common stock and preferred stock may be made by Lender at any time upon written Notice of Election to convert by Lender. The Notice of Election to convert shall contain the date of conversion and the principal amount of the Advance to be converted to common stock and preferred stock. Such conversion shall be effective on the date specified in the notice.

              d. ADJUSTMENT FOR COMMON STOCK RECLASSIFICATIONS. In the event, at any time after the date hereof, the holders of the common stock of the Borrower shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property by way of stock-split, spinoff, reclassification, combination of shares or similar corporate rearrangement, then and in each such case the Lender, upon the exercise hereof as provided herein, shall be entitled to receive the amount of stock and other securities and property which the Lender would hold on the date of such exercise if on record date of such corporate reclassification Lender had been the holder of record of the number of shares of common stock of the Borrower called for in the event of complete conversion of the Note and had thereafter retained such shares and/or all other or additional stock and other securities and property receivable by Lender as aforesaid during such period, giving effect to all adjustments called for during such period.

              e. ADJUSTMENT FOR CONSOLIDATION OR MERGER. In case of any reorganization of the Borrower after the date hereof, or in case, after such date, the Borrower shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Lender, upon the exercise of its conversion rights at any time after the consummation of such

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

              reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which Lender would be entitled had the Lender converted this
              Note immediately prior thereto.

              f. PIGGYBACK REGISTRATION RIGHTS. If, at any time after the conversion of this Note and expiring one year thereafter, the Borrower proposes to register any of its securities under the Securities Act of 1933 (the "Act") either for its own account or for the account of others, in connection with the public offering of such equity securities solely for cash, on a registration form that would also permit the registration of the shares of common stock or preferred stock issuable upon conversion of this Note, the Borrower shall promptly give the Lender written notice of such proposal. Within thirty days after the notice is given, the Lender shall give notice as to the number of shares of common stock or preferred stock, if any, which the Lender requests be registered simultaneously with such registration by the Borrower. The Borrower shall use its best efforts to include such shares in such registration statement and to cause such registration statement to become effective with respect to such shares. All costs in connection such registration statement shall be borne by the Borrower. The Lender shall bear all underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Lender's common stock or preferred stock.

              g. RESERVATION OF STOCK. The Borrower shall at all times reserve and keep available for issue upon conversion of this Note such number of its authorized but unissued shares of common stock or preferred stock as will be sufficient to permit the conversion in full of this Note.

              h. INTEREST. In the event of the conversion to common or preferred stock of any of the principal amount of any Advance, the accrued interest applicable to such converted principal shall be deemed to be forgiven upon conversion and shall not be otherwise payable pursuant to the terms of this Note.

              i. ASSIGNMENT. Lender may assign all or any part of this Note with its attendant conversion privileges to any party or parties.

              j. CONDITIONS PRECEDENT. (i) The conversion of any part of this Note to preferred stock is subject to the approval by Borrower's shareholders of an amendment to the Borrower's Articles of Incorporation to authorized the issuance of preferred stock; and,
              (ii) the conversion of any part of this Note to common stock and the issuance of the related common stock is subject to the approval of the American Stock Exchange ("Amex") of a request by the Borrower to list such shares on the Amex.

       5. SECURITY. This Note is secured by a Security Agreement and a financing statement granting a security interest in Borrower's tangible and intangible assets.

       6.  DEFAULT.   If any installment or the final payment due under this
Note is not paid on its due date or within fifteen (15) days thereafter, if the Borrower Board of Directors, or the Borrower

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


shareholders if consent of shareholders is required, fails to approve or ratify all of the terms of this Note, or if the Borrower otherwise defaults under the terms of this Note or the Security Agreement, then the holder hereof, following the giving of 10 days written notice may accelerate this Note and declare the entire balance due and owing whereupon the Borrower agrees to pay the entire balance of the Note upon demand.

       Each payment shall be applied first to the payment of interest and thereafter to the payment of principal. In the event of non-payment of any installment, the final payment or the accelerated principal in the event of default, the Borrower agrees to pay all expenses of collection of this Note, including reasonable attorney's fees and court costs incurred in any proceeding including any proceedings in the United States Bankruptcy Court. After acceleration, in the event of default, and after the due date and before and after judgment, this Note shall accrue interest until paid at the highest legal rate.

       7. GOVERNING LAW. This Note shall be governed by the laws of the State of Utah.

       8.  WAIVER OF NOTICE, ETC.   Every maker, endorser or guarantor of this
Note waives presentment, demand, notice, protest and all other notices in connection with the deliver, acceptance, default or enforcement of this Note and each agrees that the holder, from time to time, may renew, modify or extend performance of obligations hereunder without their consent.

       9. ARBITRATION. If at any time during or after the term of this Note any dispute, difference, or disagreement shall arise upon or in respect of this Note, or the conversion of the Note to common stock or preferred stock, and the meaning and construction of the terms hereof, every such dispute, difference, and disagreement shall be referred to a single arbitrator agreed upon by the Borrower and the Lender, or if no single arbitrator can be agreed upon, an arbitrator or arbitrators shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration proceedings shall be held in Salt Lake City, Utah.

       10. ASSIGNMENT. This Note and the conversion privileges associated herewith shall be assignable in whole or in part at any time by Lender.

       IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the date above set forth.


                                          BORROWER:

                                          CHEQUEMATE INTERNATIONAL, INC.





                                             /s/ J. Michael Heil, CEO
                                          -------------------------------
                                          By

                                 SECURITY AGREEMENT


                                    May 24, 2000

       Parties:    Obligor: CHEQUEMATE INTERNATIONAL, INC, a Utah corporation

                   Secured Party: Bournville Management Ltd.


       Collateral: All tangible and intangible assets of the Obligor, including patents and patents pending.

       Obligation: Convertible Line of Credit Promissory Note ("Note") dated May 24, 2000

2. Grant of Security Interest. Obligor grants to Secured Party a Security Interest in the Collateral to secure payment and performance of the Note.

3. Obligor Representations and Warranties. Obligor represents and warrants to Secured Party as of the date of this Agreement and, as to Collateral in which Obligor acquires an interest or rights after the date of this Agreement, as of the date Obligor acquires such interest or rights.

       3.1 Ownership and Possession of Collateral. Obligor is the legal and/or beneficial owner of the Collateral. There are no liens and encumbrances on the Collateral or claims thereof, except as may be granted contemporaneously with this Security Agreement. There is no financing statement now filed or recorded covering any of the Collateral. Obligor is in exclusive possession of the Collateral.

       3.2 Validity, Perfection, and Priority of Security Interest. The Security Interest granted in this agreement (i) is legal, valid, binding, and enforceable, (ii) is a perfected Security Interest in all the collateral, and
(iii) is a first priority Security Interest in all the Collateral.

       3.3 Enforceability, Amount, and Other Matters concerning Collateral. The Assets of the Obligee and the agreements, documents, and instruments evidencing and securing the Assets are (i) genuine, (ii) the legal, valid and binding obligations of the parties thereto, and (iii) enforceable against the parties thereto in accordance with their terms. Any copies of such agreements, documents, and instruments delivered to Secured Party are accurate and complete and, except for the items delivered to Secured Party there are no amendments, modifications, extensions, renewals, restatements, or supplements thereof. No surety bond was required or given by Obligor in connection with or is otherwise applicable to (1) any goods, or other tangible personal property, or services relating to the Receivables, or (2) the agreements, documents, or instruments out of which the Receivables arose.

       4. Obligor Covenants. Until the Note is paid in full, Obligor agrees that, unless Secured Party otherwise agrees in writing in Secured Party's sole and absolute discretion:

       4.1 Defense of Obligor's Title and of Security Interest. Obligor shall defend the Collateral, the title and interest therein of Obligor represented and warranted in this Agreement, and the legality, validity, binding nature, and enforceability of the Security Interest granted herein, the perfection thereof, and the first priority thereof against all matters, including, without limitation, (i) any attachment, levy, or other seizure by legal process or otherwise of any or all Collateral, (ii) any lien or encumbrance or claim thereof on any or all Collateral, (iii) any attempt to realize upon any or all Collateral under any lien or encumbrance, regardless of whether junior or senior to the Security Interest herein, and (iv) any claim questioning the legality, validity, binding nature, enforceability, perfection, or priority of the Security Interest herein. Obligor shall notify Secured Party immediately in writing of any of the foregoing.

       4.2 Allowances or Discounts. Obligor shall grant to its customers only such allowances, discounts, and other adjustments relating to the Collateral as Obligor may reasonably determine to be in accordance with sound business practice.

       4.3 Books and Records. Obligor shall maintain complete and accurate books and records relating to the collateral.

       4.4 Inspection and Verification. The Secured Party and such persons as the Secured Party may designate shall have the right, at any reasonable time from time to time, (i) to enter upon the premises at which any of the Collateral or any of the books and records included in the Collateral or relating to the business, operations, or financial condition of Obligor is located, (ii) to inspect the Collateral and such books and records, (iii) to make copies of and extracts from such books and records, and (iv) to verify under reasonable procedures determined by the Secured Party the amount, condition, quality, quantity, status, validity, and value of, or any other matter relating to, the collateral or the accounts payable or cash of Obligor shown on any financial statement or other document delivered to Secured Party (including, without limitation, in the case of Collateral that is an obligation of or in the possession of a third person and in the case of accounts payable and cash, by contacting the third party holding such assets).


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

       4.5 Further Assurances. Obligor shall promptly execute, acknowledge, deliver, and cause to be duly filed and recorded all such additional agreements, documents, and instruments (including, without limitation, financing statements and patent or intellectual property assignments) and take all such other actions as Secured Party may reasonably request from time to time to better assure, perfect, preserve, and protect the security interest granted herein, the priority thereof, and the rights and remedies of Secured Party hereunder.

       4.6 No Obligations and limit of Liability of Secured Party. The Secured Party does not assume and shall have no liability or obligation for any liabilities or obligations of Obligor relating to the Collateral. In exercising its rights and remedies under the Note and this Agreement and under applicable law, in performing any obligations to Obligor, and in acting or omitting to act in respect of the Collateral and this Agreement, the Secured Party shall have no liability or responsibility whatsoever.

       5.0 Subordination. Secured Party agrees that in the event the Obligor secures loan funds from an institutional source(s) in an amount greater than $10,000,000, the Secured Party shall subordinate its interest to the lending institution.

       6.0 Default. Upon occurrence of an event of default, Secured Party may, in its absolute and sole discretion and without demand or notice, do any or all of the following:

       6.1 Acceleration of Obligations. Declare any or all obligations under the Note to be immediately due and payable, whereupon such Obligations shall be immediately due and payable.

       6.2 If Secured Party demands or attempts to take possession of any or all collateral, Obligor shall promptly assemble such Collateral and turn over and deliver possession of such Collateral to Secured Party at a place designated by Secured Party and convenient to Secured party and Obligor.

       6.3 Retain the Collateral as Payment. Upon written notice to Obligor, retain the Collateral in satisfaction of the obligations. Unless such written notice is given, retention of the Collateral by Secured Party shall not be in satisfaction of any of the obligations.

       6.4 Other Rights and Remedies. Exercise any and all other rights and remedies of Secured Party under the Note or under applicable law.

       7.0 Application of the Proceeds. After an event of default, all cash and checks included in the Collateral and all proceeds of Collateral received by Secured Party will be applied by Secured Party to the Obligor's obligations, whether or not due, in such order as Secured Party may determine in its absolute and sole discretion, subject to any requirements of law. If application of the Collateral is not sufficient to pay the obligations in full, Obligor shall remain obligated for the remaining obligations.

       8.0. Continuation and Termination. This Agreement shall continue in effect until payment and performance of the obligations of Obligor in full.

       Dated as of the date first above written.

                                                 "Obligor"

                                                 CHEQUEMATE INTERNATIONAL, INC.



                                                     /s/ J. Michael Heil, CEO
                                                 ------------------------------
                                                 ---------------------------by











                   CONVERTIBLE LINE OF CREDIT PROMISSORY NOTE

Amount: $290,000.00                                     Date: May 24, 2000


       FOR VALUE RECEIVED, Chequemate International, Inc., a Utah corporation (referred to herein as the "Borrower") promises to pay to Chelsea
International Limited (referred to herein as the "Lender"), or order, at the address the Lender shall designate in writing to the Borrower from time to time, the sum of Two Hundred Ninety Thousand dollars ($290,000) or the aggregate unpaid principal balance of all advances made to the Borrower by the Lender pursuant to this Note from time to time ("Advances") on April 1, 2001 ("Maturity Date") in lawful money of the United States and in immediately available funds, together with interest on the unpaid principal balance of this Convertible Line of Credit Promissory Note ("Note") computed on the basis of a 360 day year and charged on actual days the principal amount of any Advance is outstanding, at the rate of twelve percent (12%) per annum.

       1. ADVANCES MADE PRIOR TO NOTE. The Lender and Borrower acknowledge that the Lender has made Advances to the Borrower pursuant to an oral lending agreement, with the understanding that the terms of which were to be subsequently negotiated and which are now set forth in this Note.

       2. TERM OF NOTE. The principal amount of all Advances made under the terms of this Note and all accrued and unpaid interest shall be due and payable on the Maturity Date.

       3. PREPAYMENT. The Borrower may not prepay any of the principal amount of this Note, except with the express written consent of the Lender.


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

       4. CONVERSION PRIVILEGES. The Lender shall have the right to convert up to the full amount of the then outstanding principal balance of the Note to common stock and preferred stock of the Borrower to be issued by Borrower on the terms and conditions set forth below:

              a. TERM OF OPTION. The Lender may convert the principal balance of loan to common and preferred stock at any time from the date of this Note until the principal balance is retired or converted.

              b. CONVERSION PRICE AND LIMITATIONS. The maximum amount of the principal balance of the Note to common stock is $125,000 at a conversion price of $1.00 per common share. The maximum amount of the principal balance of the Note that may be converted by the Lender to preferred stock is $165,000. Provided, however, the Lender acknowledges that the Borrower does not currently have preferred stock authorized by its Articles of Incorporation, but that it is the intention of the Borrower to submit to its shareholders resolutions authorizing the issuance of preferred stock and this right of conversion is subject to such approval by the Borrower's shareholders. The number of preferred shares and the per share price is to be determined by the Borrower and ratified by the Borrower shareholders.

              c. NOTICE OF ELECTION TO CONVERT. The option to convert to common stock and preferred stock may be made by Lender at any time upon written Notice of Election to convert by Lender. The Notice of Election to convert shall contain the date of conversion and the principal amount of the Advance to be converted to common stock and preferred stock. Such conversion shall be effective on the date specified in the notice.

              d. ADJUSTMENT FOR COMMON STOCK RECLASSIFICATIONS. In the event, at any time after the date hereof, the holders of the common stock of the Borrower shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property by way of stock-split, spinoff, reclassification, combination of shares or similar corporate rearrangement, then and in each such case the Lender, upon the exercise hereof as provided herein, shall be entitled to receive the amount of stock and other securities and property which the Lender would hold on the date of such exercise if on record date of such corporate reclassification Lender had been the holder of record of the number of shares of common stock of the Borrower called for in the event of complete conversion of the Note and had thereafter retained such shares and/or all other or additional stock and other securities and property receivable by Lender as aforesaid during such period, giving effect to all adjustments called for during such period.

              e. ADJUSTMENT FOR CONSOLIDATION OR MERGER. In case of any reorganization of the Borrower after the date hereof, or in case, after such date, the Borrower shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Lender, upon the exercise of its conversion rights at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which Lender would be entitled had the Lender converted this
              Note immediately prior thereto.

              f. PIGGYBACK REGISTRATION RIGHTS. If, at any time after the conversion of this Note and expiring one year thereafter, the Borrower proposes to register any of its securities under the Securities Act of 1933 (the "Act") either for its own account or for the account of others, in connection with the public offering of such equity securities solely for cash, on a registration form that would also permit the registration of the shares of common stock or preferred stock issuable upon conversion of this Note, the Borrower shall promptly give the Lender written notice of such proposal. Within thirty days after the notice is given, the Lender shall give notice as to the number of shares of common stock or preferred stock, if any, which the Lender requests be registered simultaneously with such registration by the Borrower. The Borrower shall use its best efforts to include such shares in such registration statement and to cause such registration statement to become effective with respect to such shares. All costs in connection such registration statement shall be borne by the Borrower. The Lender shall bear all underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Lender's common stock or preferred stock.

              g. RESERVATION OF STOCK. The Borrower shall at all times reserve and keep available for issue upon conversion of this Note such number of its authorized but unissued shares of common stock or preferred stock as will be sufficient to permit the conversion in full of this Note.

              h. INTEREST. In the event of the conversion to common or preferred stock of any of the principal amount of any Advance, the accrued interest applicable to such converted principal shall be deemed to be forgiven upon conversion and shall not be otherwise payable pursuant to the terms of this Note.

              i. ASSIGNMENT. Lender may assign all or any part of this Note with its attendant conversion privileges to any party or parties.

              j. CONDITIONS PRECEDENT. (i) The conversion of any part of this Note to preferred stock is subject to the approval by Borrower's shareholders of an amendment to the Borrower's Articles of Incorporation to authorized the issuance of preferred stock; and,
              (ii) the conversion of any part of this Note to common stock and the issuance of the related common stock is subject to the approval of the American Stock Exchange ("Amex") of a request by the Borrower to list such shares on the Amex.

       5. SECURITY. This Note is secured by a Security Agreement and a financing statement granting a security interest in Borrower's tangible and intangible assets.

       6.  DEFAULT.   If any installment or the final payment due under this
Note is not paid on its due date or within fifteen (15) days thereafter, if the Borrower Board of Directors, or the Borrower shareholders if consent of shareholders is required, fails to approve or ratify all of the terms of this Note, or if the Borrower otherwise defaults under the terms of this Note or the Security Agreement, then the holder hereof, following the giving of 10 days written notice may accelerate this Note and declare the entire balance due and owing whereupon the Borrower agrees to pay the entire balance of the Note upon demand.

       Each payment shall be applied first to the payment of interest and thereafter to the payment of principal. In the event of non-payment of any installment, the final payment or the accelerated principal in the event of default, the Borrower agrees to pay all expenses of collection of this Note, including reasonable attorney's fees and court costs incurred in any proceeding including any proceedings in the United States Bankruptcy Court. After acceleration, in the event of default, and after the due date and before and after judgment, this Note shall accrue interest until paid at the highest legal rate.

       7. GOVERNING LAW. This Note shall be governed by the laws of the State of Utah.

       8.  WAIVER OF NOTICE, ETC.   Every maker, endorser or guarantor of this
Note waives presentment, demand, notice, protest and all other notices in connection with the deliver, acceptance, default or enforcement of this Note and each agrees that the holder, from time to time, may renew, modify or extend performance of obligations hereunder without their consent.

       9. ARBITRATION. If at any time during or after the term of this Note any dispute, difference, or disagreement shall arise upon or in respect of this Note, or the conversion of the Note to common stock or preferred stock, and the meaning and construction of the terms hereof, every such dispute, difference, and disagreement shall be referred to a single arbitrator agreed upon by the Borrower and the Lender, or if no single arbitrator can be agreed upon, an arbitrator or arbitrators shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration proceedings shall be held in Salt Lake City, Utah.

       10. ASSIGNMENT. This Note and the conversion privileges associated herewith shall be assignable in whole or in part at any time by Lender.

       IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the date above set forth.

                                          BORROWER:

                                          CHEQUEMATE INTERNATIONAL, INC.


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

                                              /s/ J. Michael Heil, CEO
                                          -----------------------------------
                                          By















                                 SECURITY AGREEMENT


                                    May 24, 2000

       Parties:    Obligor: CHEQUEMATE INTERNATIONAL, INC, a Utah corporation

                   Secured Party: Chelsea International Limited


       Collateral: All tangible and intangible assets of the Obligor, including patents and patents pending.

       Obligation: Convertible Line of Credit Promissory Note ("Note") dated
                   May 24, 2000

2. Grant of Security Interest. Obligor grants to Secured Party a Security Interest in the Collateral to secure payment and performance of the Note.

3. Obligor Representations and Warranties. Obligor represents and warrants to Secured Party as of the date of this Agreement and, as to Collateral in which Obligor acquires an interest or rights after the date of this Agreement, as of the date Obligor acquires such interest or rights.

       3.1 Ownership and Possession of Collateral. Obligor is the legal and/or beneficial owner of the Collateral. There are no liens and encumbrances on the Collateral or claims thereof, except as may be granted contemporaneously with this Security Agreement. There is no financing statement now filed or recorded covering any of the Collateral. Obligor is in exclusive possession of the Collateral.


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

       3.2 Validity, Perfection, and Priority of Security Interest. The Security Interest granted in this agreement (i) is legal, valid, binding, and enforceable, (ii) is a perfected Security Interest in all the collateral, and
(iii) is a first priority Security Interest in all the Collateral.

       3.3 Enforceability, Amount, and Other Matters concerning Collateral. The Assets of the Obligee and the agreements, documents, and instruments evidencing and securing the Assets are (i) genuine, (ii) the legal, valid and binding obligations of the parties thereto, and (iii) enforceable against the parties thereto in accordance with their terms. Any copies of such agreements, documents, and instruments delivered to Secured Party are accurate and complete and, except for the items delivered to Secured Party there are no amendments, modifications, extensions, renewals, restatements, or supplements thereof. No surety bond was required or given by Obligor in connection with or is otherwise applicable to (1) any goods, or other tangible personal property, or services relating to the Receivables, or (2) the agreements, documents, or instruments out of which the Receivables arose.

       4. Obligor Covenants. Until the Note is paid in full, Obligor agrees that, unless Secured Party otherwise agrees in writing in Secured Party's sole and absolute discretion:

       4.1 Defense of Obligor's Title and of Security Interest. Obligor shall defend the Collateral, the title and interest therein of Obligor represented and warranted in this Agreement, and the legality, validity, binding nature, and enforceability of the Security Interest granted herein, the perfection thereof, and the first priority thereof against all matters, including, without limitation, (i) any attachment, levy, or other seizure by legal process or otherwise of any or all Collateral, (ii) any lien or encumbrance or claim thereof on any or all Collateral, (iii) any attempt to realize upon any or all Collateral under any lien or encumbrance, regardless of whether junior or senior to the Security Interest herein, and (iv) any claim questioning the legality, validity, binding nature, enforceability, perfection, or priority of the Security Interest herein. Obligor shall notify Secured Party immediately in writing of any of the foregoing.

       4.2 Allowances or Discounts. Obligor shall grant to its customers only such allowances, discounts, and other adjustments relating to the Collateral as Obligor may reasonably determine to be in accordance with sound business practice.

       4.3 Books and Records. Obligor shall maintain complete and accurate books and records relating to the collateral.

       4.4 Inspection and Verification. The Secured Party and such persons as the Secured Party may designate shall have the right, at any reasonable time from time to time, (i) to enter upon the premises at which any of the Collateral or any of the books and records included in the Collateral or relating to the business, operations, or financial condition of Obligor is located, (ii) to inspect the Collateral and such books and records, (iii) to make copies of and extracts from such books and records, and (iv) to verify under reasonable procedures determined by the Secured Party the amount, condition, quality, quantity, status, validity, and value of, or any other matter relating to, the collateral or the accounts payable or cash of Obligor shown on any financial statement or other document delivered to Secured Party (including, without limitation, in the case of Collateral that is an obligation of or in the possession of a third person and in the case of accounts payable and cash, by contacting the third party holding such assets).


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

       4.5 Further Assurances. Obligor shall promptly execute, acknowledge, deliver, and cause to be duly filed and recorded all such additional agreements, documents, and instruments (including, without limitation, financing statements and patent or intellectual property assignments) and take all such other actions as Secured Party may reasonably request from time to time to better assure, perfect, preserve, and protect the security interest granted herein, the priority thereof, and the rights and remedies of Secured Party hereunder.

       4.6 No Obligations and limit of Liability of Secured Party. The Secured Party does not assume and shall have no liability or obligation for any liabilities or obligations of Obligor relating to the Collateral. In exercising its rights and remedies under the Note and this Agreement and under applicable law, in performing any obligations to Obligor, and in acting or omitting to act in respect of the Collateral and this Agreement, the Secured Party shall have no liability or responsibility whatsoever.

       5.0 Subordination. Secured Party agrees that in the event the Obligor secures loan funds from an institutional source(s) in an amount greater than $10,000,000, the Secured Party shall subordinate its interest to the lending institution.

       6.0 Default. Upon occurrence of an event of default, Secured Party may, in its absolute and sole discretion and without demand or notice, do any or all of the following:

       6.1 Acceleration of Obligations. Declare any or all obligations under the Note to be immediately due and payable, whereupon such Obligations shall be immediately due and payable.

       6.2 If Secured Party demands or attempts to take possession of any or all collateral, Obligor shall promptly assemble such Collateral and turn over and deliver possession of such Collateral to Secured Party at a place designated by Secured Party and convenient to Secured party and Obligor.

       6.3 Retain the Collateral as Payment. Upon written notice to Obligor, retain the Collateral in satisfaction of the obligations. Unless such written notice is given, retention of the Collateral by Secured Party shall not be in satisfaction of any of the obligations.

       6.4 Other Rights and Remedies. Exercise any and all other rights and remedies of Secured Party under the Note or under applicable law.

       7.0 Application of the Proceeds. After an event of default, all cash and checks included in the Collateral and all proceeds of Collateral received by Secured Party will be applied by Secured Party to the Obligor's obligations, whether or not due, in such order as Secured Party may determine in its absolute and sole discretion, subject to any requirements of law. If application of the Collateral is not sufficient to pay the obligations in full, Obligor shall remain obligated for the remaining obligations.

       8.0. Continuation and Termination. This Agreement shall continue in effect until payment and performance of the obligations of Obligor in full.

       Dated as of the date first above written.

                                          "Obligor"

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

                                          CHEQUEMATE INTERNATIONAL, INC.



                                                 /s/ J. Michael Heil, CEO
                                          -------------------------------------
                                          By











                   CONVERTIBLE LINE OF CREDIT PROMISSORY NOTE

Amount: $270,000.00                                          Date: May 24, 2000


       FOR VALUE RECEIVED, Chequemate International, Inc., a Utah corporation (referred to herein as the "Borrower") promises to pay to Giai Limited (referred to herein as the "Lender"), or order, at the address the Lender shall designate in writing to the Borrower from time to time, the sum of Two Hundred Seventy Thousand dollars ($270,000) or the aggregate unpaid principal balance of all advances made to the Borrower by the Lender pursuant to this Note from time to time ("Advances") on April 1, 2001 ("Maturity Date") in lawful money of the United States and in immediately available funds, together with interest on the unpaid principal balance of this Convertible Line of Credit Promissory Note ("Note") computed on the basis of a 360 day year and charged on actual days the principal amount of any Advance is outstanding, at the rate of twelve percent (12%) per annum.

       1. ADVANCES MADE PRIOR TO NOTE. The Lender and Borrower acknowledge that the Lender has made Advances to the Borrower pursuant to an oral lending agreement, with the understanding that the terms of which were to be subsequently negotiated and which are now set forth in this Note.

       2. TERM OF NOTE. The principal amount of all Advances made under the terms of this Note and all accrued and unpaid interest shall be due and payable on the Maturity Date.

       3. PREPAYMENT. The Borrower may not prepay any of the principal amount of this Note, except with the express written consent of the Lender.

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

       4. CONVERSION PRIVILEGES. The Lender shall have the right to convert up to the full amount of the then outstanding principal balance of the Note to common stock and preferred stock of the Borrower to be issued by Borrower on the terms and conditions set forth below:

              a. TERM OF OPTION. The Lender may convert the principal balance of loan to common and preferred stock at any time from the date of this Note until the principal balance is retired or converted.

              b. CONVERSION PRICE AND LIMITATIONS. The maximum amount of the principal balance of the Note to common stock is $115,000 at a conversion price of $1.00 per common share. The maximum amount of the principal balance of the Note that may be converted by the Lender to preferred stock is $155,000. Provided, however, the Lender acknowledges that the Borrower does not currently have preferred stock authorized by its Articles of Incorporation, but that it is the intention of the Borrower to submit to its shareholders resolutions authorizing the issuance of preferred stock and this right of conversion is subject to such approval by the Borrower's shareholders. The number of preferred shares and the per share price is to be determined by the Borrower and ratified by the Borrower shareholders.

              c. NOTICE OF ELECTION TO CONVERT. The option to convert to common stock and preferred stock may be made by Lender at any time upon written Notice of Election to convert by Lender. The Notice of Election to convert shall contain the date of conversion and the principal amount of the Advance to be converted to common stock and preferred stock. Such conversion shall be effective on the date specified in the notice.

              d. ADJUSTMENT FOR COMMON STOCK RECLASSIFICATIONS. In the event, at any time after the date hereof, the holders of the common stock of the Borrower shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property by way of stock-split, spinoff, reclassification, combination of shares or similar corporate rearrangement, then and in each such case the Lender, upon the exercise hereof as provided herein, shall be entitled to receive the amount of stock and other securities and property which the Lender would hold on the date of such exercise if on record date of such corporate reclassification Lender had been the holder of record of the number of shares of common stock of the Borrower called for in the event of complete conversion of the Note and had thereafter retained such shares and/or all other or additional stock and other securities and property receivable by Lender as aforesaid during such period, giving effect to all adjustments called for during such period.

              e. ADJUSTMENT FOR CONSOLIDATION OR MERGER. In case of any reorganization of the Borrower after the date hereof, or in case, after such date, the Borrower shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Lender, upon the exercise of its conversion rights at any time after the consummation of such

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

              reorganization, consolidation,merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which Lender would be entitled had the Lender converted this
              Note immediately prior thereto.

              f. PIGGYBACK REGISTRATION RIGHTS. If, at any time after the conversion of this Note and expiring one year thereafter, the Borrower proposes to register any of its securities under the Securities Act of 1933 (the "Act") either for its own account or for the account of others, in connection with the public offering of such equity securities solely for cash, on a registration form that would also permit the registration of the shares of common stock or preferred stock issuable upon conversion of this Note, the Borrower shall promptly give the Lender written notice of such proposal. Within thirty days after the notice is given, the Lender shall give notice as to the number of shares of common stock or preferred stock, if any, which the Lender requests be registered simultaneously with such registration by the Borrower. The Borrower shall use its best efforts to include such shares in such registration statement and to cause such registration statement to become effective with respect to such shares. All costs in connection such registration statement shall be borne by the Borrower. The Lender shall bear all underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Lender's common stock or preferred stock.

              g. RESERVATION OF STOCK. The Borrower shall at all times reserve and keep available for issue upon conversion of this Note such number of its authorized but unissued shares of common stock or preferred stock as will be sufficient to permit the conversion in full of this Note.

              h. INTEREST. In the event of the conversion to common or preferred stock of any of the principal amount of any Advance, the accrued interest applicable to such converted principal shall be deemed to be forgiven upon conversion and shall not be otherwise payable pursuant to the terms of this Note.

              i. ASSIGNMENT. Lender may assign all or any part of this Note with its attendant conversion privileges to any party or parties.

              j. CONDITIONS PRECEDENT. (i) The conversion of any part of this Note to preferred stock is subject to the approval by Borrower's shareholders of an amendment to the Borrower's Articles of Incorporation to authorized the issuance of preferred stock; and,
              (ii) the conversion of any part of this Note to common stock and the issuance of the related common stock is subject to the approval of the American Stock Exchange ("Amex") of a request by the Borrower to list such shares on the Amex.

       5. SECURITY. This Note is secured by a Security Agreement and a financing statement granting a security interest in Borrower's tangible and intangible assets.

       6.  DEFAULT.   If any installment or the final payment due under this
Note is not paid on its due date or within fifteen (15) days thereafter, if the Borrower Board of Directors, or the Borrower shareholders if consent of shareholders is required, fails to approve or ratify all of the terms of this Note, or if the Borrower otherwise defaults under the terms of this Note or the Security Agreement, then the holder hereof, following the giving of 10 days written notice may accelerate this Note and declare the entire balance due and owing whereupon the Borrower agrees to pay the entire balance of the Note upon demand.

       Each payment shall be applied first to the payment of interest and thereafter to the payment of principal. In the event of non-payment of any installment, the final payment or the accelerated principal in the event of default, the Borrower agrees to pay all expenses of collection of this Note, including reasonable attorney's fees and court costs incurred in any proceeding including any proceedings in the United States Bankruptcy Court. After acceleration, in the event of default, and after the due date and before and after judgment, this Note shall accrue interest until paid at the highest legal rate.

       7. GOVERNING LAW. This Note shall be governed by the laws of the State of Utah.

       8. WAIVER OF NOTICE, ETC. Every maker, endorser or guarantor of this Note waives presentment, demand, notice, protest and all other notices in connection with the deliver, acceptance, default or enforcement of this Note and each agrees that the holder, from time to time, may renew, modify or extend performance of obligations hereunder without their consent.

       9. ARBITRATION. If at any time during or after the term of this Note any dispute, difference, or disagreement shall arise upon or in respect of this Note, or the conversion of the Note to common stock or preferred stock, and the meaning and construction of the terms hereof, every such dispute, difference, and disagreement shall be referred to a single arbitrator agreed upon by the Borrower and the Lender, or if no single arbitrator can be agreed upon, an arbitrator or arbitrators shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration proceedings shall be held in Salt Lake City, Utah.

       10. ASSIGNMENT. This Note and the conversion privileges associated herewith shall be assignable in whole or in part at any time by Lender.

       IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the date above set forth.


                                          BORROWER:

                                          CHEQUEMATE INTERNATIONAL, INC.




                                                 /s/ J. Michael Heil, CEO
                                          -------------------------------------

                                          By















                                 SECURITY AGREEMENT


                                    May 24, 2000

       Parties:    Obligor: CHEQUEMATE INTERNATIONAL, INC, a Utah corporation

                   Secured Party: Giai Limited


       Collateral: All tangible and intangible assets of the Obligor, including patents and patents pending.

       Obligation: Convertible Line of Credit Promissory Note ("Note") dated
                   May 24, 2000

2. Grant of Security Interest. Obligor grants to Secured Party a Security Interest in the Collateral to secure payment and performance of the Note.

3. Obligor Representations and Warranties. Obligor represents and warrants to Secured Party as of the date of this Agreement and, as to Collateral in which Obligor acquires an interest or rights after the date of this Agreement, as of the date Obligor acquires such interest or rights.

       3.1 Ownership and Possession of Collateral. Obligor is the legal and/or beneficial owner of the Collateral. There are no liens and encumbrances on the Collateral or claims thereof, except as may be granted contemporaneously with this Security Agreement. There is no financing statement now filed or recorded covering any of the Collateral. Obligor is in exclusive possession of the Collateral.

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

       3.2 Validity, Perfection, and Priority of Security Interest. The Security Interest granted in this agreement (i) is legal, valid, binding, and enforceable, (ii) is a perfected Security Interest in all the collateral, and
(iii) is a first priority Security Interest in all the Collateral.

       3.3 Enforceability, Amount, and Other Matters concerning Collateral. The Assets of the Obligee and the agreements, documents, and instruments evidencing and securing the Assets are (i) genuine, (ii) the legal, valid and binding obligations of the parties thereto, and (iii) enforceable against the parties thereto in accordance with their terms. Any copies of such agreements, documents, and instruments delivered to Secured Party are accurate and complete and, except for the items delivered to Secured Party there are no amendments, modifications, extensions, renewals, restatements, or supplements thereof. No surety bond was required or given by Obligor in connection with or is otherwise applicable to (1) any goods, or other tangible personal property, or services relating to the Receivables, or (2) the agreements, documents, or instruments out of which the Receivables arose.

       4. Obligor Covenants. Until the Note is paid in full, Obligor agrees that, unless Secured Party otherwise agrees in writing in Secured Party's sole and absolute discretion:

       4.1 Defense of Obligor's Title and of Security Interest. Obligor shall defend the Collateral, the title and interest therein of Obligor represented and warranted in this Agreement, and the legality, validity, binding nature, and enforceability of the Security Interest granted herein, the perfection thereof, and the first priority thereof against all matters, including, without limitation, (i) any attachment, levy, or other seizure by legal process or otherwise of any or all Collateral, (ii) any lien or encumbrance or claim thereof on any or all Collateral, (iii) any attempt to realize upon any or all Collateral under any lien or encumbrance, regardless of whether junior or senior to the Security Interest herein, and (iv) any claim questioning the legality, validity, binding nature, enforceability, perfection, or priority of the Security Interest herein. Obligor shall notify Secured Party immediately in writing of any of the foregoing.

       4.2 Allowances or Discounts. Obligor shall grant to its customers only such allowances, discounts, and other adjustments relating to the Collateral as Obligor may reasonably determine to be in accordance with sound business practice.

       4.3 Books and Records. Obligor shall maintain complete and accurate books and records relating to the collateral.

       4.4 Inspection and Verification. The Secured Party and such persons as the Secured Party may designate shall have the right, at any reasonable time from time to time, (i) to enter upon the premises at which any of the Collateral or any of the books and records included in the Collateral or relating to the business, operations, or financial condition of Obligor is located, (ii) to inspect the Collateral and such books and records, (iii) to make copies of and extracts from such books and records, and (iv) to verify under reasonable procedures determined by the Secured Party the amount, condition, quality, quantity, status, validity, and value of, or any other matter relating to, the collateral or the accounts payable or cash of Obligor shown on any financial statement or other document delivered to Secured Party (including, without limitation, in the case of Collateral that is an obligation of or in the possession of a third person and in the case of accounts payable and cash, by contacting the third party holding such assets).

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

       4.5 Further Assurances. Obligor shall promptly execute, acknowledge, deliver, and cause to be duly filed and recorded all such additional agreements, documents, and instruments (including, without limitation, financing statements and patent or intellectual property assignments) and take all such other actions as Secured Party may reasonably request from time to time to better assure, perfect, preserve, and protect the security interest granted herein, the priority thereof, and the rights and remedies of Secured Party hereunder.

       4.6 No Obligations and limit of Liability of Secured Party. The Secured Party does not assume and shall have no liability or obligation for any liabilities or obligations of Obligor relating to the Collateral. In exercising its rights and remedies under the Note and this Agreement and under applicable law, in performing any obligations to Obligor, and in acting or omitting to act in respect of the Collateral and this Agreement, the Secured Party shall have no liability or responsibility whatsoever.

       5.0 Subordination. Secured Party agrees that in the event the Obligor secures loan funds from an institutional source(s) in an amount greater than $10,000,000, the Secured Party shall subordinate its interest to the lending institution.

       6.0 Default. Upon occurrence of an event of default, Secured Party may, in its absolute and sole discretion and without demand or notice, do any or all of the following:

       6.1 Acceleration of Obligations. Declare any or all obligations under the Note to be immediately due and payable, whereupon such Obligations shall be immediately due and payable.

       6.2 If Secured Party demands or attempts to take possession of any or all collateral, Obligor shall promptly assemble such Collateral and turn over and deliver possession of such Collateral to Secured Party at a place designated by Secured Party and convenient to Secured party and Obligor.

       6.3 Retain the Collateral as Payment. Upon written notice to Obligor, retain the Collateral in satisfaction of the obligations. Unless such written notice is given, retention of the Collateral by Secured Party shall not be in satisfaction of any of the obligations.

       6.4 Other Rights and Remedies. Exercise any and all other rights and remedies of Secured Party under the Note or under applicable law.

       7.0 Application of the Proceeds. After an event of default, all cash and checks included in the Collateral and all proceeds of Collateral received by Secured Party will be applied by Secured Party to the Obligor's obligations, whether or not due, in such order as Secured Party may determine in its absolute and sole discretion, subject to any requirements of law. If application of the Collateral is not sufficient to pay the obligations in full, Obligor shall remain obligated for the remaining obligations.

       8.0. Continuation and Termination. This Agreement shall continue in effect until payment and performance of the obligations of Obligor in full.

       Dated as of the date first above written.

                                          "Obligor"

                                          CHEQUEMATE INTERNATIONAL, INC.



                                                 /s/ J. Michael Heil, CEO
                                          -------------------------------------
                                          By










                   CONVERTIBLE LINE OF CREDIT PROMISSORY NOTE

Amount: $165,000.00                                          Date: May 24, 2000


       FOR VALUE RECEIVED, Chequemate International, Inc., a Utah corporation (referred to herein as the"Borrower") promises to pay to Global Direct Marketing Limited (referred to herein as the "Lender"), or order, at the address the Lender shall designate in writing to the Borrower from time to time, the sum of One Hundred Sixty Five Thousand dollars ($165,000) or the aggregate unpaid principal balance of all advances made to the Borrower by the Lender pursuant to this Note from time to time ("Advances") on April 1, 2001 ("Maturity Date") in lawful money of the United States and in immediately available funds, together with interest on the unpaid principal balance of this Convertible Line of Credit Promissory Note ("Note") computed on the basis of a 360 day year and charged on actual days the principal amount of any Advance is outstanding, at the rate of twelve percent (12%) per annum.

       1. ADVANCES MADE PRIOR TO NOTE. The Lender and Borrower acknowledge that the Lender has made Advances to the Borrower pursuant to an oral lending agreement, with the understanding that the terms of which were to be subsequently negotiated and which are now set forth in this Note.

       2. TERM OF NOTE. The principal amount of all Advances made under the terms of this Note and all accrued and unpaid interest shall be due and payable on the Maturity Date.

       3. PREPAYMENT. The Borrower may not prepay any of the principal amount of this Note, except with the express written consent of the Lender.

       4. CONVERSION PRIVILEGES. The Lender shall have the right to convert up to the full amount of the then outstanding principal balance of the Note to common stock and preferred stock of the Borrower to be issued by Borrower on the terms and conditions set forth below:

              a. TERM OF OPTION. The Lender may convert the principal balance of loan to common and preferred stock at any time from the date of this Note until the principal balance is retired or converted.

              b. CONVERSION PRICE AND LIMITATIONS. The maximum amount of the principal balance of the Note to common stock is $72,000 at a conversion price of $1.00 per common share. The maximum amount of the principal balance of the Note that may be converted by the Lender to preferred stock is $93,000. Provided, however, the Lender acknowledges that the Borrower does not currently have preferred stock authorized by its Articles of Incorporation, but that it is the intention of the Borrower to submit to its shareholders resolutions authorizing the issuance of preferred stock and this right of conversion is subject to such approval by the Borrower's shareholders. The number of preferred shares and the per share price is to be determined by the Borrower and ratified by the Borrower shareholders.

              c. NOTICE OF ELECTION TO CONVERT. The option to convert to common stock and preferred stock may be made by Lender at any time upon written Notice of Election to convert by Lender. The Notice of Election to convert shall contain the date of conversion and the principal amount of the Advance to be converted to common stock and preferred stock. Such conversion shall be effective on the date specified in the notice.

              d. ADJUSTMENT FOR COMMON STOCK RECLASSIFICATIONS. In the event, at any time after the date hereof, the holders of the common stock of the Borrower shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property by way of stock-split, spinoff, reclassification, combination of shares or similar corporate rearrangement, then and in each such case the Lender, upon the exercise hereof as provided herein, shall be entitled to receive the amount of stock and other securities and property which the Lender would hold on the date of such exercise if on record date of such corporate reclassification Lender had been the holder of record of the number of shares of common stock of the Borrower called for in the event of complete conversion of the Note and had thereafter retained such shares and/or all other or additional stock and other securities and property receivable by Lender as aforesaid during such period, giving effect to all adjustments called for during such period.

              e. ADJUSTMENT FOR CONSOLIDATION OR MERGER. In case of any reorganization of the Borrower after the date hereof, or in case, after such date, the Borrower shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Lender, upon the exercise of its conversion rights at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which Lender would be entitled had the Lender converted this Note immediately prior thereto.

              f. PIGGYBACK REGISTRATION RIGHTS. If, at any time after the conversion of this Note and expiring one year thereafter, the Borrower proposes to register any of its securities under the Securities Act of 1933 (the "Act") either for its own account or for the account of others, in connection with the public offering of such equity securities solely for cash, on a registration form that would also permit the registration of the shares of common stock or preferred stock issuable upon conversion of this Note, the Borrower shall promptly give the Lender written notice of such proposal. Within thirty days after the notice is given, the Lender shall give notice as to the number of shares of common stock or preferred stock, if any, which the Lender requests be registered simultaneously with such registration by the Borrower. The Borrower shall use its best efforts to include such shares in such registration statement and to cause such registration statement to become effective with respect to such shares. All costs in connection such registration statement shall be borne by the Borrower. The Lender shall bear all underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Lender's common stock or preferred stock.

              g. RESERVATION OF STOCK. The Borrower shall at all times reserve and keep available for issue upon conversion of this Note such number of its authorized but unissued shares of common stock or preferred stock as will be sufficient to permit the conversion in full of this Note.

              h. INTEREST. In the event of the conversion to common or preferred stock of any of the principal amount of any Advance, the accrued interest applicable to such converted principal shall be deemed to be forgiven upon conversion and shall not be otherwise payable pursuant to the terms of this Note.

              i. ASSIGNMENT. Lender may assign all or any part of this Note with its attendant conversion privileges to any party or parties.

              j. CONDITIONS PRECEDENT. (i) The conversion of any part of this Note to preferred stock is subject to the approval by Borrower's shareholders of an amendment to the Borrower's Articles of Incorporation to authorized the issuance of preferred stock; and,
              (ii) the conversion of any part of this Note to common stock and the issuance of the related common stock is subject to the approval of the American Stock Exchange ("Amex") of a request by the Borrower to list such shares on the Amex.

       5. SECURITY. This Note is secured by a Security Agreement and a financing statement granting a security interest in Borrower's tangible and intangible assets.

       6.  DEFAULT.   If any installment or the final payment due under this
Note is not paid on its due date or within fifteen (15) days thereafter, if the Borrower Board of Directors, or the Borrower shareholders if consent of shareholders is required, fails to approve or ratify all of the terms of this Note, or if the Borrower otherwise defaults under the terms of this Note or the Security Agreement, then the holder hereof, following the giving of 10 days written notice may accelerate this Note and declare the entire balance due and owing whereupon the Borrower agrees to pay the entire balance of the Note upon demand.

       Each payment shall be applied first to the payment of interest and thereafter to the payment of principal. In the event of non-payment of any installment, the final payment or the accelerated principal in the event of default, the Borrower agrees to pay all expenses of collection of this Note, including reasonable attorney's fees and court costs incurred in any proceeding including any proceedings in the United States Bankruptcy Court. After acceleration, in the event of default, and after the due date and before and after judgment, this Note shall accrue interest until paid at the highest legal rate.

       7. GOVERNING LAW. This Note shall be governed by the laws of the State of Utah.

       8.  WAIVER OF NOTICE, ETC.   Every maker, endorser or guarantor of this
Note waives presentment, demand, notice, protest and all other notices in connection with the deliver, acceptance, default or enforcement of this Note and each agrees that the holder, from time to time, may renew, modify or extend performance of obligations hereunder without their consent.

       9. ARBITRATION. If at any time during or after the term of this Note any dispute, difference, or disagreement shall arise upon or in respect of this Note, or the conversion of the Note to common stock or preferred stock, and the meaning and construction of the terms hereof, every such dispute, difference, and disagreement shall be referred to a single arbitrator agreed upon by the Borrower and the Lender, or if no single arbitrator can be agreed upon, an arbitrator or arbitrators shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration proceedings shall be held in Salt Lake City, Utah.

       10. ASSIGNMENT. This Note and the conversion privileges associated herewith shall be assignable in whole or in part at any time by Lender.

       IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the date above set forth.

                                          BORROWER:

                                          CHEQUEMATE INTERNATIONAL, INC.





                                              /s/ J. Michael Heil, CEO
                                          -------------------------------
                                          By

                                 SECURITY AGREEMENT


                                    May 24, 2000

       Parties:    Obligor: CHEQUEMATE INTERNATIONAL, INC, a Utah corporation

                   Secured Party: Global Direct Marketing Limited


       Collateral: All tangible and intangible assets of the Obligor, including patents and patents pending.

       Obligation: Convertible Line of Credit Promissory Note ("Note") dated
                   May 24, 2000

2. Grant of Security Interest. Obligor grants to Secured Party a Security Interest in the Collateral to secure payment and performance of the Note.

3. Obligor Representations and Warranties. Obligor represents and warrants to Secured Party as of the date of this Agreement and, as to Collateral in which Obligor acquires an interest or rights after the date of this Agreement, as of the date Obligor acquires such interest or rights.

       3.1 Ownership and Possession of Collateral. Obligor is the legal and/or beneficial owner of the Collateral. There are no liens and encumbrances on the Collateral or claims thereof, except as may be granted
contemporaneously with this Security Agreement.   There is no financing
statement now filed or recorded covering any of the Collateral. Obligor is in exclusive possession of the Collateral.

       3.2 Validity, Perfection, and Priority of Security Interest. The Security Interest granted in this agreement (i) is legal, valid, binding, and enforceable, (ii) is a perfected Security Interest in all the collateral, and
(iii) is a first priority Security Interest in all the Collateral.

       3.3 Enforceability, Amount, and Other Matters concerning Collateral. The Assets of the Obligee and the agreements, documents, and instruments evidencing and securing the Assets are (i)


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

genuine, (ii) the legal, valid and binding obligations of the parties thereto, and (iii) enforceable against the parties thereto in accordance with their terms. Any copies of such agreements, documents, and instruments delivered to Secured Party are accurate and complete and, except for the items delivered to Secured Party there are no amendments, modifications, extensions, renewals, restatements, or supplements thereof. No surety bond was required or given by Obligor in connection with or is otherwise applicable to (1) any goods, or other tangible personal property, or services relating to the Receivables, or
(2) the agreements, documents, or instruments out of which the Receivables arose.

       4. Obligor Covenants. Until the Note is paid in full, Obligor agrees that, unless Secured Party otherwise agrees in writing in Secured Party's sole and absolute discretion:

       4.1 Defense of Obligor's Title and of Security Interest. Obligor shall defend the Collateral, the title and interest therein of Obligor represented and warranted in this Agreement, and the legality, validity, binding nature, and enforceability of the Security Interest granted herein, the perfection thereof, and the first priority thereof against all matters, including, without limitation, (i) any attachment, levy, or other seizure by legal process or otherwise of any or all Collateral, (ii) any lien or encumbrance or claim thereof on any or all Collateral, (iii) any attempt to realize upon any or all Collateral under any lien or encumbrance, regardless of whether junior or senior to the Security Interest herein, and (iv) any claim questioning the legality, validity, binding nature, enforceability, perfection, or priority of the Security Interest herein. Obligor shall notify Secured Party immediately in writing of any of the foregoing.

       4.2 Allowances or Discounts. Obligor shall grant to its customers only such allowances, discounts, and other adjustments relating to the Collateral as Obligor may reasonably determine to be in accordance with sound business practice.

       4.3 Books and Records. Obligor shall maintain complete and accurate books and records relating to the collateral.

       4.4 Inspection and Verification. The Secured Party and such persons as the Secured Party may designate shall have the right, at any reasonable time from time to time, (i) to enter upon the premises at which any of the Collateral or any of the books and records included in the Collateral or relating to the business, operations, or financial condition of Obligor is located, (ii) to inspect the Collateral and such books and records, (iii) to make copies of and extracts from such books and records, and (iv) to verify under reasonable procedures determined by the Secured Party the amount, condition, quality, quantity, status, validity, and value of, or any other matter relating to, the collateral or the accounts payable or cash of Obligor shown on any financial statement or other document delivered to Secured Party (including, without limitation, in the case of Collateral that is an obligation of or in the possession of a third person and in the case of accounts payable and cash, by contacting the third party holding such assets).

       4.5 Further Assurances. Obligor shall promptly execute, acknowledge, deliver, and cause to be duly filed and recorded all such additional agreements, documents, and instruments (including, without limitation, financing statements and patent or intellectual property assignments) and take all such other actions as Secured Party may reasonably request from time to time to better assure, perfect, preserve, and protect the security interest granted herein, the priority thereof, and the rights and remedies of Secured Party hereunder.

       4.6 No Obligations and limit of Liability of Secured Party. The Secured Party does not assume and shall have no liability or obligation for any liabilities or obligations of Obligor relating to the Collateral. In exercising its rights and remedies under the Note and this Agreement and under applicable law, in performing any obligations to Obligor, and in acting or omitting to act in respect of the Collateral and this Agreement, the Secured Party shall have no liability or responsibility whatsoever.

       5.0 Subordination. Secured Party agrees that in the event the Obligor secures loan funds from an institutional source(s) in an amount greater than $10,000,000, the Secured Party shall subordinate its interest to the lending institution.

       6.0 Default. Upon occurrence of an event of default, Secured Party may, in its absolute and sole discretion and without demand or notice, do any or all of the following:

       6.1 Acceleration of Obligations. Declare any or all obligations under the Note to be immediately due and payable, whereupon such Obligations shall be immediately due and payable.

       6.2 If Secured Party demands or attempts to take possession of any or all collateral, Obligor shall promptly assemble such Collateral and turn over and deliver possession of such Collateral to Secured Party at a place designated by Secured Party and convenient to Secured party and Obligor.

       6.3 Retain the Collateral as Payment. Upon written notice to Obligor, retain the Collateral in satisfaction of the obligations. Unless such written notice is given, retention of the Collateral by Secured Party shall not be in satisfaction of any of the obligations.

       6.4 Other Rights and Remedies. Exercise any and all other rights and remedies of Secured Party under the Note or under applicable law.

       7.0 Application of the Proceeds. After an event of default, all cash and checks included in the Collateral and all proceeds of Collateral received by Secured Party will be applied by Secured Party to the Obligor's obligations, whether or not due, in such order as Secured Party may determine in its absolute and sole discretion, subject to any requirements of law. If application of the Collateral is not sufficient to pay the obligations in full, Obligor shall remain obligated for the remaining obligations.

       8.0. Continuation and Termination. This Agreement shall continue in effect until payment and performance of the obligations of Obligor in full.

       Dated as of the date first above written.

                                                 "Obligor"

                                                 CHEQUEMATE INTERNATIONAL, INC.

                                                    /s/ J. Michael Heil, CEO
                                                 ------------------------------
                                                 By













                   CONVERTIBLE LINE OF CREDIT PROMISSORY NOTE

Amount: $210,000.00                                     Date: May 24, 2000


       FOR VALUE RECEIVED, Chequemate International, Inc., a Utah corporation (referred to herein as the "Borrower") promises to pay to Lotus Services Limited (referred to herein as the "Lender"), or order, at the address the Lender shall designate in writing to the Borrower from time to time, the sum of Two Hundred Ten Thousand dollars ($210,000) or the aggregate unpaid principal balance of all advances made to the Borrower by the Lender pursuant to this Note from time to time ("Advances") on April 1, 2001 ("Maturity
Date") in lawful money of the United States and in immediately available funds, together with interest on the unpaid principal balance of this Convertible Line of Credit Promissory Note ("Note") computed on the basis of a 360 day year and charged on actual days the principal amount of any Advance is outstanding, at the rate of twelve percent (12%) per annum.

       1. ADVANCES MADE PRIOR TO NOTE. The Lender and Borrower acknowledge that the Lender has made Advances to the Borrower pursuant to an oral lending agreement, with the understanding that the terms of which were to be subsequently negotiated and which are now set forth in this Note.

       2. TERM OF NOTE. The principal amount of all Advances made under the terms of this Note and all accrued and unpaid interest shall be due and payable on the Maturity Date.

       3. PREPAYMENT. The Borrower may not prepay any of the principal amount of this Note, except with the express written consent of the Lender.

       4. CONVERSION PRIVILEGES. The Lender shall have the right to convert up to the full amount of the then outstanding principal balance of the Note to common stock and preferred stock of the Borrower to be issued by Borrower on the terms and conditions set forth below:

              a. TERM OF OPTION. The Lender may convert the principal balance of loan to common and preferred stock at any time from the date of this Note until the principal balance is retired or converted.

              b. CONVERSION PRICE AND LIMITATIONS. The maximum amount of the principal balance of the Note to common stock is $91,000 at a conversion price of $1.00 per common share. The maximum amount of the principal balance of the Note that may be converted by the Lender to preferred stock is $119,000. Provided, however, the Lender acknowledges that the Borrower does not currently have preferred stock authorized by its Articles of Incorporation, but that it is the intention of the Borrower to submit to its shareholders resolutions authorizing the issuance of preferred stock and this right of conversion is subject to such approval by the Borrower's shareholders. The number of preferred shares and the per share price is to be determined by the Borrower and ratified by the Borrower shareholders.

              c. NOTICE OF ELECTION TO CONVERT. The option to convert to common stock and preferred stock may be made by Lender at any time upon written Notice of Election to convert by Lender. The Notice of Election to convert shall contain the date of conversion and the principal amount of the Advance to be converted to common stock and preferred stock. Such conversion shall be effective on the date specified in the notice.

              d. ADJUSTMENT FOR COMMON STOCK RECLASSIFICATIONS. In the event, at any time after the date hereof, the holders of the common stock of the Borrower shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property by way of stock-split, spinoff, reclassification, combination of shares or similar corporate rearrangement, then and in each such case the Lender, upon the exercise hereof as provided herein, shall be entitled to receive the amount of stock and other securities and property which the Lender would hold on the date of such exercise if on record date of such corporate reclassification Lender had been the holder of record of the number of shares of common stock of the Borrower called for in the event of complete conversion of the Note and had thereafter retained such shares and/or all other or additional stock and other securities and property receivable by Lender as aforesaid during such period, giving effect to all adjustments called for during such period.

              e. ADJUSTMENT FOR CONSOLIDATION OR MERGER. In case of any reorganization of the Borrower after the date hereof, or in case, after such date, the Borrower shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Lender, upon the exercise of its conversion rights at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which Lender would be entitled had the Lender converted this Note immediately prior thereto.

              f. PIGGYBACK REGISTRATION RIGHTS. If, at any time after the conversion of this Note and expiring one year thereafter, the Borrower proposes to register any of its securities under the Securities Act of 1933 (the "Act") either for its own account or for the account of others, in connection with the public offering of such equity securities solely for cash, on a registration form that would also permit the registration of the shares of common stock or preferred stock issuable upon conversion of this Note, the Borrower shall promptly give the Lender written notice of such proposal. Within thirty days after the notice is given, the Lender shall give notice as to the number of shares of common stock or preferred stock, if any, which the Lender requests be registered simultaneously with such registration by the Borrower. The Borrower shall use its best efforts to include such shares in such registration statement and to cause such registration statement to become effective with respect to such shares. All costs in connection such registration statement shall be borne by the Borrower. The Lender shall bear all underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Lender's common stock or preferred stock.

              g. RESERVATION OF STOCK. The Borrower shall at all times reserve and keep available for issue upon conversion of this Note such number of its authorized but unissued shares of common stock or preferred stock as will be sufficient to permit the conversion in full of this Note.

              h. INTEREST. In the event of the conversion to common or preferred stock of any of the principal amount of any Advance, the accrued interest applicable to such converted principal shall be deemed to be forgiven upon conversion and shall not be otherwise payable pursuant to the terms of this Note.

              i. ASSIGNMENT. Lender may assign all or any part of this Note with its attendant conversion privileges to any party or parties.

              j. CONDITIONS PRECEDENT. (i) The conversion of any part of this Note to preferred stock is subject to the approval by Borrower's shareholders of an amendment to the Borrower's Articles of Incorporation to authorized the issuance of preferred stock; and,
              (ii) the conversion of any part of this Note to common stock and the issuance of the related common stock is subject to the approval of the American Stock Exchange ("Amex") of a request by the Borrower to list such shares on the Amex.

       5. SECURITY. This Note is secured by a Security Agreement and a financing statement granting a security interest in Borrower's tangible and intangible assets.

       6.  DEFAULT.   If any installment or the final payment due under this
Note is not paid on its due date or within fifteen (15) days thereafter, if the Borrower Board of Directors, or the Borrower shareholders if consent of shareholders is required, fails to approve or ratify all of the terms of this Note, or if the Borrower otherwise defaults under the terms of this Note or the Security Agreement, then the holder hereof, following the giving of 10 days written notice may accelerate this Note and declare the entire balance due and owing whereupon the Borrower agrees to pay the entire balance of the Note upon demand.

       Each payment shall be applied first to the payment of interest and thereafter to the payment of principal. In the event of non-payment of any installment, the final payment or the accelerated principal in the event of default, the Borrower agrees to pay all expenses of collection of this Note, including reasonable attorney's fees and court costs incurred in any proceeding including any proceedings in the United States Bankruptcy Court. After acceleration, in the event of default, and after the due date and before and after judgment, this Note shall accrue interest until paid at the highest legal rate.

       7. GOVERNING LAW. This Note shall be governed by the laws of the State of Utah.

       8. WAIVER OF NOTICE, ETC. Every maker, endorser or guarantor of this Note waives presentment, demand, notice, protest and all other notices in connection with the deliver, acceptance, default or enforcement of this Note and each agrees that the holder, from time to time, may renew, modify or extend performance of obligations hereunder without their consent.

       9. ARBITRATION. If at any time during or after the term of this Note any dispute, difference, or disagreement shall arise upon or in respect of this Note, or the conversion of the Note to common stock or preferred stock, and the meaning and construction of the terms hereof, every such dispute, difference, and disagreement shall be referred to a single arbitrator agreed upon by the Borrower and the Lender, or if no single arbitrator can be agreed upon, an arbitrator or arbitrators shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration proceedings shall be held in Salt Lake City, Utah.

       10. ASSIGNMENT. This Note and the conversion privileges associated herewith shall be assignable in whole or in part at any time by Lender.

       IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the date above set forth.

                                          BORROWER:

                                          CHEQUEMATE INTERNATIONAL, INC.





                                               /s/ J. Michael Heil, CEO
                                          -------------------------------------
                                          By

                                 SECURITY AGREEMENT


                                    May 24, 2000

       Parties:    Obligor: CHEQUEMATE INTERNATIONAL, INC, a Utah corporation

                   Secured Party: Lotus Services Limited


       Collateral: All tangible and intangible assets of the Obligor, including patents and patents pending.

       Obligation: Convertible Line of Credit Promissory Note ("Note") dated
                   May 24, 2000

2. Grant of Security Interest. Obligor grants to Secured Party a Security Interest in the Collateral to secure payment and performance of the Note.

3. Obligor Representations and Warranties. Obligor represents and warrants to Secured Party as of the date of this Agreement and, as to Collateral in which Obligor acquires an interest or rights after the date of this Agreement, as of the date Obligor acquires such interest or rights.

       3.1 Ownership and Possession of Collateral. Obligor is the legal and/or beneficial owner of the Collateral. There are no liens and encumbrances on the Collateral or claims thereof, except as may be granted contemporaneously with this Security Agreement. There is no financing statement now filed or recorded covering any of the Collateral. Obligor is in exclusive possession of the Collateral.

       3.2 Validity, Perfection, and Priority of Security Interest. The Security Interest granted in this agreement (i) is legal, valid, binding, and enforceable, (ii) is a perfected Security Interest in all the collateral, and
(iii) is a first priority Security Interest in all the Collateral.

       3.3 Enforceability, Amount, and Other Matters concerning Collateral. The Assets of the Obligee and the agreements, documents, and instruments evidencing and securing the Assets are (i) genuine, (ii) the legal, valid and binding obligations of the parties thereto, and (iii) enforceable against the parties thereto in accordance with their terms. Any copies of such agreements, documents, and instruments delivered to Secured Party are accurate and complete and, except for the items delivered to Secured Party there are no amendments, modifications, extensions, renewals, restatements, or supplements thereof. No surety bond was required or given by Obligor in connection with or is otherwise applicable to (1) any goods, or other tangible personal property, or services relating to the Receivables, or (2) the agreements, documents, or instruments out of which the Receivables arose.

       4. Obligor Covenants. Until the Note is paid in full, Obligor agrees that, unless Secured Party otherwise agrees in writing in Secured Party's sole and absolute discretion:

       4.1 Defense of Obligor's Title and of Security Interest. Obligor shall defend the Collateral, the title and interest therein of Obligor represented and warranted in this Agreement, and the legality, validity, binding nature, and enforceability of the Security Interest granted herein, the perfection thereof, and the first priority thereof against all matters, including, without limitation, (i) any attachment, levy, or other seizure by legal process or otherwise of any or all Collateral, (ii) any lien or encumbrance or claim thereof on any or all Collateral, (iii) any attempt to realize upon any or all Collateral under any lien or encumbrance, regardless of whether junior or senior to the Security Interest herein, and (iv) any claim questioning the legality, validity, binding nature, enforceability, perfection, or priority of the Security Interest herein. Obligor shall notify Secured Party immediately in writing of any of the foregoing.

       4.2 Allowances or Discounts. Obligor shall grant to its customers only such allowances, discounts, and other adjustments relating to the Collateral as Obligor may reasonably determine to be in accordance with sound business practice.

       4.3 Books and Records. Obligor shall maintain complete and accurate books and records relating to the collateral.

       4.4 Inspection and Verification. The Secured Party and such persons as the Secured Party may designate shall have the right, at any reasonable time from time to time, (i) to enter upon the premises at which any of the Collateral or any of the books and records included in the Collateral or relating to the business, operations, or financial condition of Obligor is located, (ii) to inspect the Collateral and such books and records, (iii) to make copies of and extracts from such books and records, and (iv) to verify under reasonable procedures determined by the Secured Party the amount, condition, quality, quantity, status, validity, and value of, or any other matter relating to, the collateral or the accounts payable or cash of Obligor shown on any financial statement or other document delivered to Secured Party (including, without limitation, in the case of Collateral that is an obligation of or in the possession of a third person and in the case of accounts payable and cash, by contacting the third party holding such assets).

       4.5 Further Assurances. Obligor shall promptly execute, acknowledge, deliver, and cause to be duly filed and recorded all such additional agreements, documents, and instruments (including, without limitation, financing statements and patent or intellectual property assignments) and take all such other actions as Secured Party may reasonably request from time to time to better assure, perfect, preserve, and protect the security interest granted herein, the priority thereof, and the rights and remedies of Secured Party hereunder.

       4.6 No Obligations and limit of Liability of Secured Party. The Secured Party does not assume and shall have no liability or obligation for any liabilities or obligations of Obligor relating to the Collateral. In exercising its rights and remedies under the Note and this Agreement and under applicable law, in performing any obligations to Obligor, and in acting or omitting to act in respect of the Collateral and this Agreement, the Secured Party shall have no liability or responsibility whatsoever.

       5.0 Subordination. Secured Party agrees that in the event the Obligor secures loan funds from an institutional source(s) in an amount greater than $10,000,000, the Secured Party shall subordinate its interest to the lending institution.

       6.0 Default. Upon occurrence of an event of default, Secured Party may, in its absolute and sole discretion and without demand or notice, do any or all of the following:

       6.1 Acceleration of Obligations. Declare any or all obligations under the Note to be immediately due and payable, whereupon such Obligations shall be immediately due and payable.

       6.2 If Secured Party demands or attempts to take possession of any or all collateral, Obligor shall promptly assemble such Collateral and turn over and deliver possession of such Collateral to Secured Party at a place designated by Secured Party and convenient to Secured party and Obligor.

       6.3 Retain the Collateral as Payment. Upon written notice to Obligor, retain the Collateral in satisfaction of the obligations. Unless such written notice is given, retention of the Collateral by Secured Party shall not be in satisfaction of any of the obligations.

       6.4 Other Rights and Remedies. Exercise any and all other rights and remedies of Secured Party under the Note or under applicable law.

       7.0 Application of the Proceeds. After an event of default, all cash and checks included in the Collateral and all proceeds of Collateral received by Secured Party will be applied by Secured Party to the Obligor's obligations, whether or not due, in such order as Secured Party may determine in its absolute and sole discretion, subject to any requirements of law. If application of the Collateral is not sufficient to pay the obligations in full, Obligor shall remain obligated for the remaining obligations.

       8.0. Continuation and Termination. This Agreement shall continue in effect until payment and performance of the obligations of Obligor in full.

       Dated as of the date first above written.


                                          "Obligor"

                                          CHEQUEMATE INTERNATIONAL, INC.



                                                 /s/ J. Michael Heil, CEO
                                          -------------------------------------
                                          By

                   CONVERTIBLE LINE OF CREDIT PROMISSORY NOTE

Amount: $240,000.00                                          Date: May 24, 2000


       FOR VALUE RECEIVED, Chequemate International, Inc., a Utah corporation (referred to herein as the "Borrower") promises to pay to Networld Limited (referred to herein as the "Lender"), or order, at the address the Lender shall designate in writing to the Borrower from time to time, the sum of Two Hundred Forty Thousand dollars ($240,000) or the aggregate unpaid principal balance of all advances made to the Borrower by the Lender pursuant to this Note from time to time ("Advances") on April 1, 2001 ("Maturity Date") in lawful money of the United States and in immediately available funds, together with interest on the unpaid principal balance of this Convertible Line of Credit Promissory Note ("Note") computed on the basis of a 360 day year and charged on actual days the principal amount of any Advance is outstanding, at the rate of twelve percent (12%) per annum.

       1. ADVANCES MADE PRIOR TO NOTE. The Lender and Borrower acknowledge that the Lender has made Advances to the Borrower pursuant to an oral lending agreement, with the understanding that the terms of which were to be subsequently negotiated and which are now set forth in this Note.

       2. TERM OF NOTE. The principal amount of all Advances made under the terms of this Note and all accrued and unpaid interest shall be due and payable on the Maturity Date.

       3. PREPAYMENT. The Borrower may not prepay any of the principal amount of this Note, except with the express written consent of the Lender.

       4. CONVERSION PRIVILEGES. The Lender shall have the right to convert up to the full amount of the then outstanding principal balance of the Note to common stock and preferred stock of the Borrower to be issued by Borrower on the terms and conditions set forth below:

              a. TERM OF OPTION. The Lender may convert the principal balance of loan to common and preferred stock at any time from the date of this Note until the principal balance is retired or converted.

              b. CONVERSION PRICE AND LIMITATIONS. The maximum amount of the principal balance of the Note to common stock is $105,000 at a conversion price of $1.00 per common share. The maximum amount of the principal balance of the Note that may be converted by the Lender to preferred stock is $135,000. Provided, however, the Lender acknowledges that the Borrower does not currently have preferred stock authorized by its Articles of Incorporation, but that it is the intention of the Borrower to submit to its shareholders resolutions authorizing the issuance of preferred stock and this right of conversion is subject to such approval by the Borrower's shareholders. The number of preferred shares and the per share price is to be determined by the Borrower and ratified by the Borrower shareholders.

              c. NOTICE OF ELECTION TO CONVERT. The option to convert to common stock and preferred stock may be made by Lender at any time upon written Notice of Election to convert by Lender. The Notice of Election to convert shall contain the date of conversion and the principal amount of the Advance to be converted to common stock and preferred stock. Such conversion shall be effective on the date specified in the notice.

              d. ADJUSTMENT FOR COMMON STOCK RECLASSIFICATIONS. In the event, at any time after the date hereof, the holders of the common stock of the Borrower shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property by way of stock-split, spinoff, reclassification, combination of shares or similar corporate rearrangement, then and in each such case the Lender, upon the exercise hereof as provided herein, shall be entitled to receive the amount of stock and other securities and property which the Lender would hold on the date of such exercise if on record date of such corporate reclassification Lender had been the holder of record of the number of shares of common stock of the Borrower called for in the event of complete conversion of the Note and had thereafter retained such shares and/or all other or additional stock and other securities and property receivable by Lender as aforesaid during such period, giving effect to all adjustments called for during such period.

              e. ADJUSTMENT FOR CONSOLIDATION OR MERGER. In case of any reorganization of the Borrower after the date hereof, or in case, after such date, the Borrower shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Lender, upon the exercise of its conversion rights at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which Lender would be entitled had the Lender converted this Note immediately prior thereto.

              f. PIGGYBACK REGISTRATION RIGHTS. If, at any time after the conversion of this Note and expiring one year thereafter, the Borrower proposes to register any of its securities under the Securities Act of 1933 (the "Act") either for its own account or for the account of others, in connection with the public offering of such equity securities solely for cash, on a registration form that would also permit the registration of the shares of common stock or preferred stock issuable upon conversion of this Note, the Borrower shall promptly give the Lender written notice of such proposal. Within thirty days after the notice is given, the Lender shall give notice as to the number of shares of common stock or preferred stock, if any, which the Lender requests be registered simultaneously with such registration by the Borrower. The Borrower shall use its best efforts to include such shares in such registration statement and to cause such registration statement to become effective with respect to such shares. All costs in connection such registration statement shall be borne by the Borrower. The Lender shall bear all underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Lender's common stock or preferred stock.

              g. RESERVATION OF STOCK. The Borrower shall at all times reserve and keep available for issue upon conversion of this Note such number of its authorized but unissued shares of common stock or preferred stock as will be sufficient to permit the conversion in full of this Note.

              h. INTEREST. In the event of the conversion to common or preferred stock of any of the principal amount of any Advance, the accrued interest applicable to such converted principal shall be deemed to be forgiven upon conversion and shall not be otherwise payable pursuant to the terms of this Note.

              i. ASSIGNMENT. Lender may assign all or any part of this Note with its attendant conversion privileges to any party or parties.

              j. CONDITIONS PRECEDENT. (i) The conversion of any part of this Note to preferred stock is subject to the approval by Borrower's shareholders of an amendment to the Borrower's Articles of Incorporation to authorized the issuance of preferred stock; and,
              (ii) the conversion of any part of this Note to common stock and the issuance of the related common stock is subject to the approval of the American Stock Exchange ("Amex") of a request by the Borrower to list such shares on the Amex.

       5. SECURITY. This Note is secured by a Security Agreement and a financing statement granting a security interest in Borrower's tangible and intangible assets.

       6.  DEFAULT.   If any installment or the final payment due under this
Note is not paid on its due date or within fifteen (15) days thereafter, if the Borrower Board of Directors, or the Borrower shareholders if consent of shareholders is required, fails to approve or ratify all of the terms of this Note, or if the Borrower otherwise defaults under the terms of this Note or the Security Agreement, then the holder hereof, following the giving of 10 days written notice may accelerate this Note and declare the entire balance due and owing whereupon the Borrower agrees to pay the entire balance of the Note upon demand.

       Each payment shall be applied first to the payment of interest and thereafter to the payment of principal. In the event of non-payment of any installment, the final payment or the accelerated principal in the event of default, the Borrower agrees to pay all expenses of collection of this Note, including reasonable attorney's fees and court costs incurred in any proceeding including any proceedings in the United States Bankruptcy Court. After acceleration, in the event of default, and after the due date and before and after judgment, this Note shall accrue interest until paid at the highest legal rate.

       7. GOVERNING LAW. This Note shall be governed by the laws of the State of Utah.

       8.  WAIVER OF NOTICE, ETC.   Every maker, endorser or guarantor of this
Note waives presentment, demand, notice, protest and all other notices in connection with the deliver, acceptance, default or enforcement of this Note and each agrees that the holder, from time to time, may renew, modify or extend performance of obligations hereunder without their consent.

       9. ARBITRATION. If at any time during or after the term of this Note any dispute, difference, or disagreement shall arise upon or in respect of this Note, or the conversion of the Note to common stock or preferred stock, and the meaning and construction of the terms hereof, every such dispute, difference, and disagreement shall be referred to a single arbitrator agreed upon by the Borrower and the Lender, or if no single arbitrator can be agreed upon, an arbitrator or arbitrators shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration proceedings shall be held in Salt Lake City, Utah.

       10. ASSIGNMENT. This Note and the conversion privileges associated herewith shall be assignable in whole or in part at any time by Lender.

       IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the date above set forth.


                                          BORROWER:

                                          CHEQUEMATE INTERNATIONAL, INC.




                                                 /s/ J. Michael Heil, CEO
                                          -------------------------------------
                                          By

                                SECURITY AGREEMENT


                                    May 24, 2000

       Parties:    Obligor: CHEQUEMATE INTERNATIONAL, INC, a Utah corporation

                   Secured Party: Networld Limited


       Collateral: All tangible and intangible assets of the Obligor, including patents and patents pending.

       Obligation: Convertible Line of Credit Promissory Note ("Note") dated
                   May 24, 2000

2. Grant of Security Interest. Obligor grants to Secured Party a Security Interest in the Collateral to secure payment and performance of the Note.

3. Obligor Representations and Warranties. Obligor represents and warrants to Secured Party as of the date of this Agreement and, as to Collateral in which Obligor acquires an interest or rights after the date of this Agreement, as of the date Obligor acquires such interest or rights.

       3.1 Ownership and Possession of Collateral. Obligor is the legal and/or beneficial owner of the Collateral. There are no liens and encumbrances on the Collateral or claims thereof, except as may be granted contemporaneously with this Security Agreement. There is no financing statement now filed or recorded covering any of the Collateral. Obligor is in exclusive possession of the Collateral.

       3.2 Validity, Perfection, and Priority of Security Interest. The Security Interest granted in this agreement (i) is legal, valid, binding, and enforceable, (ii) is a perfected Security Interest in all the collateral, and
(iii) is a first priority Security Interest in all the Collateral.

       3.3 Enforceability, Amount, and Other Matters concerning Collateral. The Assets of the Obligee and the agreements, documents, and instruments evidencing and securing the Assets are (i) genuine, (ii) the legal, valid and binding obligations of the parties thereto, and (iii) enforceable against the parties thereto in accordance with their terms. Any copies of such agreements, documents, and instruments delivered to Secured Party are accurate and complete and, except for the items delivered to Secured Party there are no amendments, modifications, extensions, renewals, restatements, or supplements thereof. No surety bond was required or given by Obligor in connection with or is otherwise applicable to (1) any goods, or other tangible personal property, or services relating to the Receivables, or (2) the agreements, documents, or instruments out of which the Receivables arose.

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

       4. Obligor Covenants. Until the Note is paid in full, Obligor agrees that, unless Secured Party otherwise agrees in writing in Secured Party's sole and absolute discretion:

       4.1 Defense of Obligor's Title and of Security Interest. Obligor shall defend the Collateral, the title and interest therein of Obligor represented and warranted in this Agreement, and the legality, validity, binding nature, and enforceability of the Security Interest granted herein, the perfection thereof, and the first priority thereof against all matters, including, without limitation, (i) any attachment, levy, or other seizure by legal process or otherwise of any or all Collateral, (ii) any lien or encumbrance or claim thereof on any or all Collateral, (iii) any attempt to realize upon any or all Collateral under any lien or encumbrance, regardless of whether junior or senior to the Security Interest herein, and (iv) any claim questioning the legality, validity, binding nature, enforceability, perfection, or priority of the Security Interest herein. Obligor shall notify Secured Party immediately in writing of any of the foregoing.

       4.2 Allowances or Discounts. Obligor shall grant to its customers only such allowances, discounts, and other adjustments relating to the Collateral as Obligor may reasonably determine to be in accordance with sound business practice.

       4.3 Books and Records. Obligor shall maintain complete and accurate books and records relating to the collateral.

       4.4 Inspection and Verification. The Secured Party and such persons as the Secured Party may designate shall have the right, at any reasonable time from time to time, (i) to enter upon the premises at which any of the Collateral or any of the books and records included in the Collateral or relating to the business, operations, or financial condition of Obligor is located, (ii) to inspect the Collateral and such books and records, (iii) to make copies of and extracts from such books and records, and (iv) to verify under reasonable procedures determined by the Secured Party the amount, condition, quality, quantity, status, validity, and value of, or any other matter relating to, the collateral or the accounts payable or cash of Obligor shown on any financial statement or other document delivered to Secured Party (including, without limitation, in the case of Collateral that is an obligation of or in the possession of a third person and in the case of accounts payable and cash, by contacting the third party holding such assets).

       4.5 Further Assurances. Obligor shall promptly execute, acknowledge, deliver, and cause to be duly filed and recorded all such additional agreements, documents, and instruments (including, without limitation, financing statements and patent or intellectual property assignments) and take all such other actions as Secured Party may reasonably request from time to time to better assure, perfect, preserve, and protect the security interest granted herein, the priority thereof, and the rights and remedies of Secured Party hereunder.

       4.6 No Obligations and limit of Liability of Secured Party. The Secured Party does not assume and shall have no liability or obligation for any liabilities or obligations of Obligor relating to the Collateral. In exercising its rights and remedies under the Note and this Agreement and under applicable law, in performing any obligations to Obligor, and in acting or omitting to act in respect of the Collateral and this Agreement, the Secured Party shall have no liability or responsibility whatsoever.

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

       5.0 Subordination. Secured Party agrees that in the event the Obligor secures loan funds from an institutional source(s) in an amount greater than $10,000,000, the Secured Party shall subordinate its interest to the lending institution.

       6.0 Default. Upon occurrence of an event of default, Secured Party may, in its absolute and sole discretion and without demand or notice, do any or all of the following:

       6.1 Acceleration of Obligations. Declare any or all obligations under the Note to be immediately due and payable, whereupon such Obligations shall be immediately due and payable.

       6.2 If Secured Party demands or attempts to take possession of any or all collateral, Obligor shall promptly assemble such Collateral and turn over and deliver possession of such Collateral to Secured Party at a place designated by Secured Party and convenient to Secured party and Obligor.

       6.3 Retain the Collateral as Payment. Upon written notice to Obligor, retain the Collateral in satisfaction of the obligations. Unless such written notice is given, retention of the Collateral by Secured Party shall not be in satisfaction of any of the obligations.

       6.4 Other Rights and Remedies. Exercise any and all other rights and remedies of Secured Party under the Note or under applicable law.

       7.0 Application of the Proceeds. After an event of default, all cash and checks included in the Collateral and all proceeds of Collateral received by Secured Party will be applied by Secured Party to the Obligor's obligations, whether or not due, in such order as Secured Party may determine in its absolute and sole discretion, subject to any requirements of law. If application of the Collateral is not sufficient to pay the obligations in full, Obligor shall remain obligated for the remaining obligations.

       8.0. Continuation and Termination. This Agreement shall continue in effect until payment and performance of the obligations of Obligor in full.

       Dated as of the date first above written.


                                          "Obligor"

                                          CHEQUEMATE INTERNATIONAL, INC.



                                                 /s/ J. Michael Heil, CEO
                                          -------------------------------------
                                          By

                   CONVERTIBLE LINE OF CREDIT PROMISSORY NOTE

Amount: $300,000.00                                     Date: May 24, 2000


       FOR VALUE RECEIVED, Chequemate International, Inc., a Utah corporation (referred to herein as the "Borrower") promises to pay to Silverbrook Corporation (referred to herein as the "Lender"), or order, at the address the Lender shall designate in writing to the Borrower from time to time, the sum of Three Hundred Thousand dollars ($300,000) or the aggregate unpaid principal balance of all advances made to the Borrower by the Lender pursuant to this Note from time to time ("Advances") on April 1, 2001 ("Maturity
Date") in lawful money of the United States and in immediately available funds, together with interest on the unpaid principal balance of this Convertible Line of Credit Promissory Note ("Note") computed on the basis of a 360 day year and charged on actual days the principal amount of any Advance is outstanding, at the rate of twelve percent (12%) per annum.

       1. ADVANCES MADE PRIOR TO NOTE. The Lender and Borrower acknowledge that the Lender has made Advances to the Borrower pursuant to an oral lending agreement, with the understanding that the terms of which were to be subsequently negotiated and which are now set forth in this Note.

       2. TERM OF NOTE. The principal amount of all Advances made under the terms of this Note and all accrued and unpaid interest shall be due and payable on the Maturity Date.

       3. PREPAYMENT. The Borrower may not prepay any of the principal amount of this Note, except with the express written consent of the Lender.

       4. CONVERSION PRIVILEGES. The Lender shall have the right to convert up to the full amount of the then outstanding principal balance of the Note to common stock and preferred stock of the Borrower to be issued by Borrower on the terms and conditions set forth below:

              a. TERM OF OPTION. The Lender may convert the principal balance of loan to common and preferred stock at any time from the date of this Note until the principal balance is retired or converted.

              b. CONVERSION PRICE AND LIMITATIONS. The maximum amount of the principal balance of the Note to common stock is $130,000 at a conversion price of $1.00 per common share. The maximum amount of the principal balance of the Note that may be converted by the Lender to preferred stock is $170,000. Provided, however, the Lender acknowledges that the Borrower does not currently have preferred stock authorized by its Articles of Incorporation, but that it is the intention of the Borrower to submit to its shareholders resolutions authorizing the issuance of preferred stock and this right of


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

              conversion is subject to such approval by the Borrower's shareholders. The number of preferred shares and the per share price is to be determined by the Borrower and ratified by the Borrower shareholders.

              c. NOTICE OF ELECTION TO CONVERT. The option to convert to common stock and preferred stock may be made by Lender at any time upon written Notice of Election to convert by Lender. The Notice of Election to convert shall contain the date of conversion and the principal amount of the Advance to be converted to common stock and preferred stock. Such conversion shall be effective on the date specified in the notice.

              d. ADJUSTMENT FOR COMMON STOCK RECLASSIFICATIONS. In the event, at any time after the date hereof, the holders of the common stock of the Borrower shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property by way of stock-split, spinoff, reclassification, combination of shares or similar corporate rearrangement, then and in each such case the Lender, upon the exercise hereof as provided herein, shall be entitled to receive the amount of stock and other securities and property which the Lender would hold on the date of such exercise if on record date of such corporate reclassification Lender had been the holder of record of the number of shares of common stock of the Borrower called for in the event of complete conversion of the Note and had thereafter retained such shares and/or all other or additional stock and other securities and property receivable by Lender as aforesaid during such period, giving effect to all adjustments called for during such period.

              e. ADJUSTMENT FOR CONSOLIDATION OR MERGER. In case of any reorganization of the Borrower after the date hereof, or in case, after such date, the Borrower shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Lender, upon the exercise of its conversion rights at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which Lender would be entitled had the Lender converted this Note immediately prior thereto.

              f. PIGGYBACK REGISTRATION RIGHTS. If, at any time after the conversion of this Note and expiring one year thereafter, the Borrower proposes to register any of its securities under the Securities Act of 1933 (the "Act") either for its own account or for the account of others, in connection with the public offering of such equity securities solely for cash, on a registration form that would also permit the registration of the shares of common stock or preferred stock issuable upon conversion of this Note, the Borrower shall promptly give the Lender written notice of such proposal. Within thirty days after the notice is given, the Lender shall give notice as to the number of shares of common stock or preferred stock, if any, which the Lender requests be registered simultaneously with such registration by the Borrower. The Borrower shall use its best efforts to


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

              include such shares in such registration statement and to cause such registration statement to become effective with respect to such shares. All costs in connection such registration statement shall be borne by the Borrower. The Lender shall bear all underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Lender's common stock or preferred stock.

              g. RESERVATION OF STOCK. The Borrower shall at all times reserve and keep available for issue upon conversion of this Note such number of its authorized but unissued shares of common stock or preferred stock as will be sufficient to permit the conversion in full of this Note.

              h. INTEREST. In the event of the conversion to common or preferred stock of any of the principal amount of any Advance, the accrued interest applicable to such converted principal shall be deemed to be forgiven upon conversion and shall not be otherwise payable pursuant to the terms of this Note.

              i. ASSIGNMENT. Lender may assign all or any part of this Note with its attendant conversion privileges to any party or parties.

              j. CONDITIONS PRECEDENT. (i) The conversion of any part of this Note to preferred stock is subject to the approval by Borrower's shareholders of an amendment to the Borrower's Articles of Incorporation to authorized the issuance of preferred stock; and,
              (ii) the conversion of any part of this Note to common stock and the issuance of the related common stock is subject to the approval of the American Stock Exchange ("Amex") of a request by the Borrower to list such shares on the Amex.

       5. SECURITY. This Note is secured by a Security Agreement and a financing statement granting a security interest in Borrower's tangible and intangible assets.

       6.  DEFAULT.   If any installment or the final payment due under this
Note is not paid on its due date or within fifteen (15) days thereafter, if the Borrower Board of Directors, or the Borrower shareholders if consent of shareholders is required, fails to approve or ratify all of the terms of this Note, or if the Borrower otherwise defaults under the terms of this Note or the Security Agreement, then the holder hereof, following the giving of 10 days written notice may accelerate this Note and declare the entire balance due and owing whereupon the Borrower agrees to pay the entire balance of the Note upon demand.

       Each payment shall be applied first to the payment of interest and thereafter to the payment of principal. In the event of non-payment of any installment, the final payment or the accelerated principal in the event of default, the Borrower agrees to pay all expenses of collection of this Note, including reasonable attorney's fees and court costs incurred in any proceeding including any proceedings in the United States Bankruptcy Court. After acceleration, in the event of default, and after the due date and before and after judgment, this Note shall accrue interest until paid at the highest legal rate.

       7. GOVERNING LAW. This Note shall be governed by the laws of the State of Utah.

       8. WAIVER OF NOTICE, ETC. Every maker, endorser or guarantor of this Note waives presentment, demand, notice, protest and all other notices in connection with the deliver, acceptance, default or enforcement of this Note and each agrees that the holder, from time to time, may renew, modify or extend performance of obligations hereunder without their consent.

       9. ARBITRATION. If at any time during or after the term of this Note any dispute, difference, or disagreement shall arise upon or in respect of this Note, or the conversion of the Note to common stock or preferred stock, and the meaning and construction of the terms hereof, every such dispute, difference, and disagreement shall be referred to a single arbitrator agreed upon by the Borrower and the Lender, or if no single arbitrator can be agreed upon, an arbitrator or arbitrators shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration proceedings shall be held in Salt Lake City, Utah.

       10. ASSIGNMENT. This Note and the conversion privileges associated herewith shall be assignable in whole or in part at any time by Lender.

       IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the date above set forth.

                                          BORROWER:

                                          CHEQUEMATE INTERNATIONAL, INC.



                                              /s/ J. Michael Heil, CEO
                                          -------------------------------------
                                          By

                                 SECURITY AGREEMENT


                                    May 24, 2000

       Parties:    Obligor: CHEQUEMATE INTERNATIONAL, INC, a Utah corporation

                   Secured Party: Silverbrook Corporation


       Collateral: All tangible and intangible assets of the Obligor, including patents and patents pending.

       Obligation: Convertible Line of Credit Promissory Note ("Note") dated
                   May 24, 2000

2. Grant of Security Interest. Obligor grants to Secured Party a Security Interest in the Collateral to secure payment and performance of the Note.

3. Obligor Representations and Warranties. Obligor represents and warrants to Secured Party as of the date of this Agreement and, as to Collateral in which Obligor acquires an interest or rights after the date of this Agreement, as of the date Obligor acquires such interest or rights.

       3.1 Ownership and Possession of Collateral. Obligor is the legal and/or beneficial owner of the Collateral. There are no liens and encumbrances on the Collateral or claims thereof, except as may be granted contemporaneously with this Security Agreement. There is no financing statement now filed or recorded covering any of the Collateral. Obligor is in exclusive possession of the Collateral.

       3.2 Validity, Perfection, and Priority of Security Interest. The Security Interest granted in this agreement (i) is legal, valid, binding, and enforceable, (ii) is a perfected Security Interest in all the collateral, and
(iii) is a first priority Security Interest in all the Collateral.

       3.3 Enforceability, Amount, and Other Matters concerning Collateral. The Assets of the Obligee and the agreements, documents, and instruments evidencing and securing the Assets are (i) genuine, (ii) the legal, valid and binding obligations of the parties thereto, and (iii) enforceable against the parties thereto in accordance with their terms. Any copies of such agreements, documents, and instruments delivered to Secured Party are accurate and complete and, except for the items delivered to Secured Party there are no amendments, modifications, extensions, renewals, restatements, or supplements thereof. No surety bond was required or given by Obligor in connection with or is otherwise applicable to (1) any goods, or other tangible personal property, or services relating to the Receivables, or (2) the agreements, documents, or instruments out of which the Receivables arose.

       4. Obligor Covenants. Until the Note is paid in full, Obligor agrees that, unless Secured Party otherwise agrees in writing in Secured Party's sole and absolute discretion:

       4.1 Defense of Obligor's Title and of Security Interest. Obligor shall defend the Collateral, the title and interest therein of Obligor represented and warranted in this Agreement, and the legality,


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

validity, binding nature, and enforceability of the Security Interest granted herein, the perfection thereof, and the first priority thereof against all matters, including, without limitation, (i) any attachment, levy, or other seizure by legal process or otherwise of any or all Collateral, (ii) any lien or encumbrance or claim thereof on any or all Collateral, (iii) any attempt to realize upon any or all Collateral under any lien or encumbrance, regardless of whether junior or senior to the Security Interest herein, and (iv) any claim questioning the legality, validity, binding nature, enforceability, perfection, or priority of the Security Interest herein. Obligor shall notify Secured Party immediately in writing of any of the foregoing.

       4.2 Allowances or Discounts. Obligor shall grant to its customers only such allowances, discounts, and other adjustments relating to the Collateral as Obligor may reasonably determine to be in accordance with sound business practice.

       4.3 Books and Records. Obligor shall maintain complete and accurate books and records relating to the collateral.

       4.4 Inspection and Verification. The Secured Party and such persons as the Secured Party may designate shall have the right, at any reasonable time from time to time, (i) to enter upon the premises at which any of the Collateral or any of the books and records included in the Collateral or relating to the business, operations, or financial condition of Obligor is located, (ii) to inspect the Collateral and such books and records, (iii) to make copies of and extracts from such books and records, and (iv) to verify under reasonable procedures determined by the Secured Party the amount, condition, quality, quantity, status, validity, and value of, or any other matter relating to, the collateral or the accounts payable or cash of Obligor shown on any financial statement or other document delivered to Secured Party (including, without limitation, in the case of Collateral that is an obligation of or in the possession of a third person and in the case of accounts payable and cash, by contacting the third party holding such assets).

       4.5 Further Assurances. Obligor shall promptly execute, acknowledge, deliver, and cause to be duly filed and recorded all such additional agreements, documents, and instruments (including, without limitation, financing statements and patent or intellectual property assignments) and take all such other actions as Secured Party may reasonably request from time to time to better assure, perfect, preserve, and protect the security interest granted herein, the priority thereof, and the rights and remedies of Secured Party hereunder.

       4.6 No Obligations and limit of Liability of Secured Party. The Secured Party does not assume and shall have no liability or obligation for any liabilities or obligations of Obligor relating to the Collateral. In exercising its rights and remedies under the Note and this Agreement and under applicable law, in performing any obligations to Obligor, and in acting or omitting to act in respect of the Collateral and this Agreement, the Secured Party shall have no liability or responsibility whatsoever.

       5.0 Subordination. Secured Party agrees that in the event the Obligor secures loan funds from an institutional source(s) in an amount greater than $10,000,000, the Secured Party shall subordinate its interest to the lending institution.


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

       6.0 Default. Upon occurrence of an event of default, Secured Party may, in its absolute and sole discretion and without demand or notice, do any or all of the following:

       6.1 Acceleration of Obligations. Declare any or all obligations under the Note to be immediately due and payable, whereupon such Obligations shall be immediately due and payable.

       6.2 If Secured Party demands or attempts to take possession of any or all collateral, Obligor shall promptly assemble such Collateral and turn over and deliver possession of such Collateral to Secured Party at a place designated by Secured Party and convenient to Secured party and Obligor.

       6.3 Retain the Collateral as Payment. Upon written notice to Obligor, retain the Collateral in satisfaction of the obligations. Unless such written notice is given, retention of the Collateral by Secured Party shall not be in satisfaction of any of the obligations.

       6.4 Other Rights and Remedies. Exercise any and all other rights and remedies of Secured Party under the Note or under applicable law.

       7.0 Application of the Proceeds. After an event of default, all cash and checks included in the Collateral and all proceeds of Collateral received by Secured Party will be applied by Secured Party to the Obligor's obligations, whether or not due, in such order as Secured Party may determine in its absolute and sole discretion, subject to any requirements of law. If application of the Collateral is not sufficient to pay the obligations in full, Obligor shall remain obligated for the remaining obligations.

       8.0. Continuation and Termination. This Agreement shall continue in effect until payment and performance of the obligations of Obligor in full.

       Dated as of the date first above written.


                                                 "Obligor"

                                                 CHEQUEMATE INTERNATIONAL, INC.



                                                     /s/ J. Michael Heil, CEO
                                                 ------------------------------
                                                 By

                   CONVERTIBLE LINE OF CREDIT PROMISSORY NOTE

Amount: $255,000.00                                     Date: May 24, 2000


       FOR VALUE RECEIVED, Chequemate International, Inc., a Utah corporation (referred to herein as the "Borrower") promises to pay to Southstar Agents Limited (referred to herein as the "Lender"), or order, at the address the Lender shall designate in writing to the Borrower from time to time, the sum of Two Hundred Fifty Five Thousand dollars ($255,000) or the aggregate unpaid principal balance of all advances made to the Borrower by the Lender pursuant to this Note from time to time ("Advances") on April 1, 2001 ("Maturity Date") in lawful money of the United States and in immediately available funds, together with interest on the unpaid principal balance of this Convertible Line of Credit Promissory Note ("Note") computed on the basis of a 360 day year and charged on actual days the principal amount of any Advance is outstanding, at the rate of twelve percent (12%) per annum.

       1. ADVANCES MADE PRIOR TO NOTE. The Lender and Borrower acknowledge that the Lender has made Advances to the Borrower pursuant to an oral lending agreement, with the understanding that the terms of which were to be subsequently negotiated and which are now set forth in this Note.

       2. TERM OF NOTE. The principal amount of all Advances made under the terms of this Note and all accrued and unpaid interest shall be due and payable on the Maturity Date.

       3. PREPAYMENT. The Borrower may not prepay any of the principal amount of this Note, except with the express written consent of the Lender.

       4. CONVERSION PRIVILEGES. The Lender shall have the right to convert up to the full amount of the then outstanding principal balance of the Note to common stock and preferred stock of the Borrower to be issued by Borrower on the terms and conditions set forth below:

              a. TERM OF OPTION. The Lender may convert the principal balance of loan to common and preferred stock at any time from the date of this Note until the principal balance is retired or converted.

              b. CONVERSION PRICE AND LIMITATIONS. The maximum amount of the principal balance of the Note to common stock is $110,000 at a conversion price of $1.00 per common share. The maximum amount of the principal balance of the Note that may be converted by the Lender to preferred stock is $145,000. Provided, however, the Lender acknowledges that the Borrower does not currently have preferred stock authorized by its Articles of Incorporation, but that it is the intention of the Borrower to submit to its shareholders resolutions authorizing the issuance of preferred stock and this right of conversion is subject to such approval by the Borrower's shareholders. The number of preferred shares and the per share price is to be determined by the Borrower and ratified by the Borrower shareholders.


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

              c. NOTICE OF ELECTION TO CONVERT. The option to convert to common stock and preferred stock may be made by Lender at any time upon written Notice of Election to convert by Lender. The Notice of Election to convert shall contain the date of conversion and the principal amount of the Advance to be converted to common stock and preferred stock. Such conversion shall be effective on the date specified in the notice.

              d. ADJUSTMENT FOR COMMON STOCK RECLASSIFICATIONS. In the event, at any time after the date hereof, the holders of the common stock of the Borrower shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property by way of stock-split, spinoff, reclassification, combination of shares or similar corporate rearrangement, then and in each such case the Lender, upon the exercise hereof as provided herein, shall be entitled to receive the amount of stock and other securities and property which the Lender would hold on the date of such exercise if on record date of such corporate reclassification Lender had been the holder of record of the number of shares of common stock of the Borrower called for in the event of complete conversion of the Note and had thereafter retained such shares and/or all other or additional stock and other securities and property receivable by Lender as aforesaid during such period, giving effect to all adjustments called for during such period.

              e. ADJUSTMENT FOR CONSOLIDATION OR MERGER. In case of any reorganization of the Borrower after the date hereof, or in case, after such date, the Borrower shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Lender, upon the exercise of its conversion rights at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which Lender would be entitled had the Lender converted this Note immediately prior thereto.

              f. PIGGYBACK REGISTRATION RIGHTS. If, at any time after the conversion of this Note and expiring one year thereafter, the Borrower proposes to register any of its securities under the Securities Act of 1933 (the "Act") either for its own account or for the account of others, in connection with the public offering of such equity securities solely for cash, on a registration form that would also permit the registration of the shares of common stock or preferred stock issuable upon conversion of this Note, the Borrower shall promptly give the Lender written notice of such proposal. Within thirty days after the notice is given, the Lender shall give notice as to the number of shares of common stock or preferred stock, if any, which the Lender requests be registered simultaneously with such registration by the Borrower. The Borrower shall use its best efforts to include such shares in such registration statement and to cause such registration statement to become effective with respect to such shares. All costs in connection such registration statement shall be borne by the Borrower. The Lender shall bear all


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


              underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Lender's common stock or preferred stock.

              g. RESERVATION OF STOCK. The Borrower shall at all times reserve and keep available for issue upon conversion of this Note such number of its authorized but unissued shares of common stock or preferred stock as will be sufficient to permit the conversion in full of this Note.

              h. INTEREST. In the event of the conversion to common or preferred stock of any of the principal amount of any Advance, the accrued interest applicable to such converted principal shall be deemed to be forgiven upon conversion and shall not be otherwise payable pursuant to the terms of this Note.

              i. ASSIGNMENT. Lender may assign all or any part of this Note with its attendant conversion privileges to any party or parties.

              j. CONDITIONS PRECEDENT. (i) The conversion of any part of this Note to preferred stock is subject to the approval by Borrower's shareholders of an amendment to the Borrower's Articles of Incorporation to authorized the issuance of preferred stock; and,
              (ii) the conversion of any part of this Note to common stock and the issuance of the related common stock is subject to the approval of the American Stock Exchange ("Amex") of a request by the Borrower to list such shares on the Amex.

       5. SECURITY. This Note is secured by a Security Agreement and a financing statement granting a security interest in Borrower's tangible and intangible assets.

       6.  DEFAULT.   If any installment or the final payment due under this
Note is not paid on its due date or within fifteen (15) days thereafter, if the Borrower Board of Directors, or the Borrower shareholders if consent of shareholders is required, fails to approve or ratify all of the terms of this Note, or if the Borrower otherwise defaults under the terms of this Note or the Security Agreement, then the holder hereof, following the giving of 10 days written notice may accelerate this Note and declare the entire balance due and owing whereupon the Borrower agrees to pay the entire balance of the Note upon demand.

       Each payment shall be applied first to the payment of interest and thereafter to the payment of principal. In the event of non-payment of any installment, the final payment or the accelerated principal in the event of default, the Borrower agrees to pay all expenses of collection of this Note, including reasonable attorney's fees and court costs incurred in any proceeding including any proceedings in the United States Bankruptcy Court. After acceleration, in the event of default, and after the due date and before and after judgment, this Note shall accrue interest until paid at the highest legal rate.

       7. GOVERNING LAW. This Note shall be governed by the laws of the State of Utah.

       8. WAIVER OF NOTICE, ETC. Every maker, endorser or guarantor of this Note waives presentment, demand, notice, protest and all other notices in connection with the deliver, acceptance,

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

default or enforcement of this Note and each agrees that the holder, from time to time, may renew, modify or extend performance of obligations hereunder without their consent.

       9. ARBITRATION. If at any time during or after the term of this Note any dispute, difference, or disagreement shall arise upon or in respect of this Note, or the conversion of the Note to common stock or preferred stock, and the meaning and construction of the terms hereof, every such dispute, difference, and disagreement shall be referred to a single arbitrator agreed upon by the Borrower and the Lender, or if no single arbitrator can be agreed upon, an arbitrator or arbitrators shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration proceedings shall be held in Salt Lake City, Utah.

       10. ASSIGNMENT. This Note and the conversion privileges associated herewith shall be assignable in whole or in part at any time by Lender.

       IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the date above set forth.


                                          BORROWER:

                                          CHEQUEMATE INTERNATIONAL, INC.





                                                 /s/ J. Michael Heil, CEO
                                          -------------------------------------
                                          By















                                 SECURITY AGREEMENT

                                    May 24, 2000

       Parties:    Obligor: CHEQUEMATE INTERNATIONAL, INC, a Utah corporation

                   Secured Party: Southstar Agents Limited


       Collateral: All tangible and intangible assets of the Obligor, including patents and patents pending.

       Obligation: Convertible Line of Credit Promissory Note ("Note") dated
                   May 24, 2000

2. Grant of Security Interest. Obligor grants to Secured Party a Security Interest in the Collateral to secure payment and performance of the Note.

3. Obligor Representations and Warranties. Obligor represents and warrants to Secured Party as of the date of this Agreement and, as to Collateral in which Obligor acquires an interest or rights after the date of this Agreement, as of the date Obligor acquires such interest or rights.

       3.1 Ownership and Possession of Collateral. Obligor is the legal and/or beneficial owner of the Collateral. There are no liens and encumbrances on the Collateral or claims thereof, except as may be granted contemporaneously with this Security Agreement. There is no financing statement now filed or recorded covering any of the Collateral. Obligor is in exclusive possession of the Collateral.

       3.2 Validity, Perfection, and Priority of Security Interest. The Security Interest granted in this agreement (i) is legal, valid, binding, and enforceable, (ii) is a perfected Security Interest in all the collateral, and
(iii) is a first priority Security Interest in all the Collateral.

       3.3 Enforceability, Amount, and Other Matters concerning Collateral. The Assets of the Obligee and the agreements, documents, and instruments evidencing and securing the Assets are (i) genuine, (ii) the legal, valid and binding obligations of the parties thereto, and (iii) enforceable against the parties thereto in accordance with their terms. Any copies of such agreements, documents, and instruments delivered to Secured Party are accurate and complete and, except for the items delivered to Secured Party there are no amendments, modifications, extensions, renewals, restatements, or supplements thereof. No surety bond was required or given by Obligor in connection with or is otherwise applicable to (1) any goods, or other tangible personal property, or services relating to the Receivables, or (2) the agreements, documents, or instruments out of which the Receivables arose.

       4. Obligor Covenants. Until the Note is paid in full, Obligor agrees that, unless Secured Party otherwise agrees in writing in Secured Party's sole and absolute discretion:

       4.1 Defense of Obligor's Title and of Security Interest. Obligor shall defend the Collateral, the title and interest therein of Obligor represented and warranted in this Agreement, and the legality, validity, binding nature, and enforceability of the Security Interest granted herein, the perfection thereof, and the first priority thereof against all matters, including, without limitation, (i) any attachment,

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

levy, or other seizure by legal process or otherwise of any or all Collateral,
(ii) any lien or encumbrance or claim thereof on any or all Collateral, (iii) any attempt to realize upon any or all Collateral under any lien or encumbrance, regardless of whether junior or senior to the Security Interest herein, and (iv) any claim questioning the legality, validity, binding nature, enforceability, perfection, or priority of the Security Interest herein. Obligor shall notify Secured Party immediately in writing of any of the foregoing.

       4.2 Allowances or Discounts. Obligor shall grant to its customers only such allowances, discounts, and other adjustments relating to the Collateral as Obligor may reasonably determine to be in accordance with sound business practice.

       4.3 Books and Records. Obligor shall maintain complete and accurate books and records relating to the collateral.

       4.4 Inspection and Verification. The Secured Party and such persons as the Secured Party may designate shall have the right, at any reasonable time from time to time, (i) to enter upon the premises at which any of the Collateral or any of the books and records included in the Collateral or relating to the business, operations, or financial condition of Obligor is located, (ii) to inspect the Collateral and such books and records, (iii) to make copies of and extracts from such books and records, and (iv) to verify under reasonable procedures determined by the Secured Party the amount, condition, quality, quantity, status, validity, and value of, or any other matter relating to, the collateral or the accounts payable or cash of Obligor shown on any financial statement or other document delivered to Secured Party (including, without limitation, in the case of Collateral that is an obligation of or in the possession of a third person and in the case of accounts payable and cash, by contacting the third party holding such assets).

       4.5 Further Assurances. Obligor shall promptly execute, acknowledge, deliver, and cause to be duly filed and recorded all such additional agreements, documents, and instruments (including, without limitation, financing statements and patent or intellectual property assignments) and take all such other actions as Secured Party may reasonably request from time to time to better assure, perfect, preserve, and protect the security interest granted herein, the priority thereof, and the rights and remedies of Secured Party hereunder.

       4.6 No Obligations and limit of Liability of Secured Party. The Secured Party does not assume and shall have no liability or obligation for any liabilities or obligations of Obligor relating to the Collateral. In exercising its rights and remedies under the Note and this Agreement and under applicable law, in performing any obligations to Obligor, and in acting or omitting to act in respect of the Collateral and this Agreement, the Secured Party shall have no liability or responsibility whatsoever.

       5.0 Subordination. Secured Party agrees that in the event the Obligor secures loan funds from an institutional source(s) in an amount greater than $10,000,000, the Secured Party shall subordinate its interest to the lending institution.

       6.0 Default. Upon occurrence of an event of default, Secured Party may, in its absolute and sole discretion and without demand or notice, do any or all of the following:

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

       6.1 Acceleration of Obligations. Declare any or all obligations under the Note to be immediately due and payable, whereupon such Obligations shall be immediately due and payable.

       6.2 If Secured Party demands or attempts to take possession of any or all collateral, Obligor shall promptly assemble such Collateral and turn over and deliver possession of such Collateral to Secured Party at a place designated by Secured Party and convenient to Secured party and Obligor.

       6.3 Retain the Collateral as Payment. Upon written notice to Obligor, retain the Collateral in satisfaction of the obligations. Unless such written notice is given, retention of the Collateral by Secured Party shall not be in satisfaction of any of the obligations.

       6.4 Other Rights and Remedies. Exercise any and all other rights and remedies of Secured Party under the Note or under applicable law.

       7.0 Application of the Proceeds. After an event of default, all cash and checks included in the Collateral and all proceeds of Collateral received by Secured Party will be applied by Secured Party to the Obligor's obligations, whether or not due, in such order as Secured Party may determine in its absolute and sole discretion, subject to any requirements of law. If application of the Collateral is not sufficient to pay the obligations in full, Obligor shall remain obligated for the remaining obligations.

       8.0. Continuation and Termination. This Agreement shall continue in effect until payment and performance of the obligations of Obligor in full.

       Dated as of the date first above written.


                                          "Obligor"

                                          CHEQUEMATE INTERNATIONAL, INC.



                                                 /s/ J. Michael Heil, CEO
                                          -------------------------------------
                                          By

                   CONVERTIBLE LINE OF CREDIT PROMISSORY NOTE

Amount: $300,000.00                                          Date: May 24, 2000


       FOR VALUE RECEIVED, Chequemate International, Inc., a Utah corporation (referred to herein as the "Borrower") promises to pay to Terrano Investments Limited (referred to herein as the "Lender"), or order, at the address the Lender shall designate in writing to the Borrower from time to time, the sum of Three Hundred Thousand dollars ($300,000) or the aggregate unpaid principal balance of all advances made to the Borrower by the Lender pursuant to this Note from time to time ("Advances") on April 1, 2001 ("Maturity Date") in lawful money of the United States and in immediately available funds, together with interest on the unpaid principal balance of this Convertible Line of Credit Promissory Note ("Note") computed on the basis of a 360 day year and charged on actual days the principal amount of any Advance is outstanding, at the rate of twelve percent (12%) per annum.

       1. ADVANCES MADE PRIOR TO NOTE. The Lender and Borrower acknowledge that the Lender has made Advances to the Borrower pursuant to an oral lending agreement, with the understanding that the terms of which were to be subsequently negotiated and which are now set forth in this Note.

       2. TERM OF NOTE. The principal amount of all Advances made under the terms of this Note and all accrued and unpaid interest shall be due and payable on the Maturity Date.

       3. PREPAYMENT. The Borrower may not prepay any of the principal amount of this Note, except with the express written consent of the Lender.

       4. CONVERSION PRIVILEGES. The Lender shall have the right to convert up to the full amount of the then outstanding principal balance of the Note to common stock and preferred stock of the Borrower to be issued by Borrower on the terms and conditions set forth below:

              a. TERM OF OPTION. The Lender may convert the principal balance of loan to common and preferred stock at any time from the date of this Note until the principal balance is retired or converted.

              b. CONVERSION PRICE AND LIMITATIONS. The maximum amount of the principal balance of the Note to common stock is $130,000 at a conversion price of $1.00 per common share. The maximum amount of the principal balance of the Note that may be converted by the Lender to preferred stock is $170,000. Provided, however, the Lender acknowledges that the Borrower does not currently have preferred stock authorized by its Articles of Incorporation, but that it is the intention of the Borrower to submit to its shareholders resolutions authorizing the issuance of preferred stock and this right of conversion is subject to such approval by the Borrower's shareholders. The number of preferred shares and the per share price is to be determined by the Borrower and ratified by the Borrower shareholders.

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

              c. NOTICE OF ELECTION TO CONVERT. The option to convert to common stock and preferred stock may be made by Lender at any time upon written Notice of Election to convert by Lender. The Notice of Election to convert shall contain the date of conversion and the principal amount of the Advance to be converted to common stock and preferred stock. Such conversion shall be effective on the date specified in the notice.

              d. ADJUSTMENT FOR COMMON STOCK RECLASSIFICATIONS. In the event, at any time after the date hereof, the holders of the common stock of the Borrower shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property by way of stock-split, spinoff, reclassification, combination of shares or similar corporate rearrangement, then and in each such case the Lender, upon the exercise hereof as provided herein, shall be entitled to receive the amount of stock and other securities and property which the Lender would hold on the date of such exercise if on record date of such corporate reclassification Lender had been the holder of record of the number of shares of common stock of the Borrower called for in the event of complete conversion of the Note and had thereafter retained such shares and/or all other or additional stock and other securities and property receivable by Lender as aforesaid during such period, giving effect to all adjustments called for during such period.

              e. ADJUSTMENT FOR CONSOLIDATION OR MERGER. In case of any reorganization of the Borrower after the date hereof, or in case, after such date, the Borrower shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Lender, upon the exercise of its conversion rights at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which Lender would be entitled had the Lender converted this Note immediately prior thereto.

              f. PIGGYBACK REGISTRATION RIGHTS. If, at any time after the conversion of this Note and expiring one year thereafter, the Borrower proposes to register any of its securities under the Securities Act of 1933 (the "Act") either for its own account or for the account of others, in connection with the public offering of such equity securities solely for cash, on a registration form that would also permit the registration of the shares of common stock or preferred stock issuable upon conversion of this Note, the Borrower shall promptly give the Lender written notice of such proposal. Within thirty days after the notice is given, the Lender shall give notice as to the number of shares of common stock or preferred stock, if any, which the Lender requests be registered simultaneously with such registration by the Borrower. The Borrower shall use its best efforts to include such shares in such registration statement and to cause such registration statement to become effective with respect to such shares. All costs in connection such registration statement shall be borne by the Borrower. The Lender shall bear all underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Lender's common stock or preferred stock.

              g. RESERVATION OF STOCK. The Borrower shall at all times reserve and keep available for issue upon conversion of this Note such number of its authorized but unissued shares of common stock or preferred stock as will be sufficient to permit the conversion in full of this Note.

              h. INTEREST. In the event of the conversion to common or preferred stock of any of the principal amount of any Advance, the accrued interest applicable to such converted principal shall be deemed to be forgiven upon conversion and shall not be otherwise payable pursuant to the terms of this Note.

              i. ASSIGNMENT. Lender may assign all or any part of this Note with its attendant conversion privileges to any party or parties.

              j. CONDITIONS PRECEDENT. (i) The conversion of any part of this Note to preferred stock is subject to the approval by Borrower's shareholders of an amendment to the Borrower's Articles of Incorporation to authorized the issuance of preferred stock; and,
              (ii) the conversion of any part of this Note to common stock and the issuance of the related common stock is subject to the approval of the American Stock Exchange ("Amex") of a request by the Borrower to list such shares on the Amex.

       5. SECURITY. This Note is secured by a Security Agreement and a financing statement granting a security interest in Borrower's tangible and intangible assets.

       6.  DEFAULT.   If any installment or the final payment due under this
Note is not paid on its due date or within fifteen (15) days thereafter, if the Borrower Board of Directors, or the Borrower shareholders if consent of shareholders is required, fails to approve or ratify all of the terms of this Note, or if the Borrower otherwise defaults under the terms of this Note or the Security Agreement, then the holder hereof, following the giving of 10 days written notice may accelerate this Note and declare the entire balance due and owing whereupon the Borrower agrees to pay the entire balance of the Note upon demand.

       Each payment shall be applied first to the payment of interest and thereafter to the payment of principal. In the event of non-payment of any installment, the final payment or the accelerated principal in the event of default, the Borrower agrees to pay all expenses of collection of this Note, including reasonable attorney's fees and court costs incurred in any proceeding including any proceedings in the United States Bankruptcy Court. After acceleration, in the event of default, and after the due date and before and after judgment, this Note shall accrue interest until paid at the highest legal rate.

       7. GOVERNING LAW. This Note shall be governed by the laws of the State of Utah.

       8.  WAIVER OF NOTICE, ETC.   Every maker, endorser or guarantor of this
Note waives presentment, demand, notice, protest and all other notices in connection with the deliver, acceptance,

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

default or enforcement of this Note and each agrees that the holder, from time to time, may renew, modify or extend performance of obligations hereunder without their consent.

       9. ARBITRATION. If at any time during or after the term of this Note any dispute, difference, or disagreement shall arise upon or in respect of this Note, or the conversion of the Note to common stock or preferred stock, and the meaning and construction of the terms hereof, every such dispute, difference, and disagreement shall be referred to a single arbitrator agreed upon by the Borrower and the Lender, or if no single arbitrator can be agreed upon, an arbitrator or arbitrators shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration proceedings shall be held in Salt Lake City, Utah.

       10. ASSIGNMENT. This Note and the conversion privileges associated herewith shall be assignable in whole or in part at any time by Lender.

       IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the date above set forth.


                                          BORROWER:

                                          CHEQUEMATE INTERNATIONAL, INC.





                                                 /s/ J. Michael Heil, CEO
                                          -------------------------------------
                                          By














                                 SECURITY AGREEMENT

                                    May 24, 2000

       Parties:    Obligor: CHEQUEMATE INTERNATIONAL, INC, a Utah corporation

                   Secured Party: Terrano Investments Limited


       Collateral: All tangible and intangible assets of the Obligor, including patents and patents pending.

       Obligation: Convertible Line of Credit Promissory Note ("Note") dated
                   May 24, 2000

2. Grant of Security Interest. Obligor grants to Secured Party a Security Interest in the Collateral to secure payment and performance of the Note.

3. Obligor Representations and Warranties. Obligor represents and warrants to Secured Party as of the date of this Agreement and, as to Collateral in which Obligor acquires an interest or rights after the date of this Agreement, as of the date Obligor acquires such interest or rights.

       3.1 Ownership and Possession of Collateral. Obligor is the legal and/or beneficial owner of the Collateral. There are no liens and encumbrances on the Collateral or claims thereof, except as may be granted contemporaneously with this Security Agreement. There is no financing statement now filed or recorded covering any of the Collateral. Obligor is in exclusive possession of the Collateral.

       3.2 Validity, Perfection, and Priority of Security Interest. The Security Interest granted in this agreement (i) is legal, valid, binding, and enforceable, (ii) is a perfected Security Interest in all the collateral, and
(iii) is a first priority Security Interest in all the Collateral.

       3.3 Enforceability, Amount, and Other Matters concerning Collateral. The Assets of the Obligee and the agreements, documents, and instruments evidencing and securing the Assets are (i) genuine, (ii) the legal, valid and binding obligations of the parties thereto, and (iii) enforceable against the parties thereto in accordance with their terms. Any copies of such agreements, documents, and instruments delivered to Secured Party are accurate and complete and, except for the items delivered to Secured Party there are no amendments, modifications, extensions, renewals, restatements, or supplements thereof. No surety bond was required or given by Obligor in connection with or is otherwise applicable to (1) any goods, or other tangible personal property, or services relating to the Receivables, or (2) the agreements, documents, or instruments out of which the Receivables arose.

       4. Obligor Covenants. Until the Note is paid in full, Obligor agrees that, unless Secured Party otherwise agrees in writing in Secured Party's sole and absolute discretion:

       4.1 Defense of Obligor's Title and of Security Interest. Obligor shall defend the Collateral, the title and interest therein of Obligor represented and warranted in this Agreement, and the legality, validity, binding nature, and enforceability of the Security Interest granted herein, the perfection

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

thereof, and the first priority thereof against all matters, including, without limitation, (i) any attachment, levy, or other seizure by legal process or otherwise of any or all Collateral, (ii) any lien or encumbrance or claim thereof on any or all Collateral, (iii) any attempt to realize upon any or all Collateral under any lien or encumbrance, regardless of whether junior or senior to the Security Interest herein, and (iv) any claim questioning the legality, validity, binding nature, enforceability, perfection, or priority of the Security Interest herein. Obligor shall notify Secured Party immediately in writing of any of the foregoing.

       4.2 Allowances or Discounts. Obligor shall grant to its customers only such allowances, discounts, and other adjustments relating to the Collateral as Obligor may reasonably determine to be in accordance with sound business practice.

       4.3 Books and Records. Obligor shall maintain complete and accurate books and records relating to the collateral.

       4.4 Inspection and Verification. The Secured Party and such persons as the Secured Party may designate shall have the right, at any reasonable time from time to time, (i) to enter upon the premises at which any of the Collateral or any of the books and records included in the Collateral or relating to the business, operations, or financial condition of Obligor is located, (ii) to inspect the Collateral and such books and records, (iii) to make copies of and extracts from such books and records, and (iv) to verify under reasonable procedures determined by the Secured Party the amount, condition, quality, quantity, status, validity, and value of, or any other matter relating to, the collateral or the accounts payable or cash of Obligor shown on any financial statement or other document delivered to Secured Party (including, without limitation, in the case of Collateral that is an obligation of or in the possession of a third person and in the case of accounts payable and cash, by contacting the third party holding such assets).

       4.5 Further Assurances. Obligor shall promptly execute, acknowledge, deliver, and cause to be duly filed and recorded all such additional agreements, documents, and instruments (including, without limitation, financing statements and patent or intellectual property assignments) and take all such other actions as Secured Party may reasonably request from time to time to better assure, perfect, preserve, and protect the security interest granted herein, the priority thereof, and the rights and remedies of Secured Party hereunder.

       4.6 No Obligations and limit of Liability of Secured Party. The Secured Party does not assume and shall have no liability or obligation for any liabilities or obligations of Obligor relating to the Collateral. In exercising its rights and remedies under the Note and this Agreement and under applicable law, in performing any obligations to Obligor, and in acting or omitting to act in respect of the Collateral and this Agreement, the Secured Party shall have no liability or responsibility whatsoever.

       5.0 Subordination. Secured Party agrees that in the event the Obligor secures loan funds from an institutional source(s) in an amount greater than $10,000,000, the Secured Party shall subordinate its interest to the lending institution.

       6.0 Default. Upon occurrence of an event of default, Secured Party may, in its absolute and sole discretion and without demand or notice, do any or all of the following:

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

       6.1 Acceleration of Obligations. Declare any or all obligations under the Note to be immediately due and payable, whereupon such Obligations shall be immediately due and payable.

       6.2 If Secured Party demands or attempts to take possession of any or all collateral, Obligor shall promptly assemble such Collateral and turn over and deliver possession of such Collateral to Secured Party at a place designated by Secured Party and convenient to Secured party and Obligor.

       6.3 Retain the Collateral as Payment. Upon written notice to Obligor, retain the Collateral in satisfaction of the obligations. Unless such written notice is given, retention of the Collateral by Secured Party shall not be in satisfaction of any of the obligations.

       6.4 Other Rights and Remedies. Exercise any and all other rights and remedies of Secured Party under the Note or under applicable law.

       7.0 Application of the Proceeds. After an event of default, all cash and checks included in the Collateral and all proceeds of Collateral received by Secured Party will be applied by Secured Party to the Obligor's obligations, whether or not due, in such order as Secured Party may determine in its absolute and sole discretion, subject to any requirements of law. If application of the Collateral is not sufficient to pay the obligations in full, Obligor shall remain obligated for the remaining obligations.

       8.0. Continuation and Termination. This Agreement shall continue in effect until payment and performance of the obligations of Obligor in full.

       Dated as of the date first above written.


                                          "Obligor"

                                          CHEQUEMATE INTERNATIONAL, INC.



                                                 /s/ J. Michael Heil, CEO
                                          -------------------------------------
                                          By

                   CONVERTIBLE LINE OF CREDIT PROMISSORY NOTE

Amount: $260,000.00                                          Date: May 24, 2000


       FOR VALUE RECEIVED, Chequemate International, Inc., a Utah corporation (referred to herein as the "Borrower") promises to pay to Touchstone Property Services, Inc. (referred to herein as the "Lender"), or order, at the address the Lender shall designate in writing to the Borrower from time to time, the sum of Two Hundred Sixty Thousand dollars ($260,000) or the aggregate unpaid principal balance of all advances made to the Borrower by the Lender pursuant to this Note from time to time ("Advances") on April 1, 2001 ("Maturity
Date") in lawful money of the United States and in immediately available funds, together with interest on the unpaid principal balance of this Convertible Line of Credit Promissory Note ("Note") computed on the basis of a 360 day year and charged on actual days the principal amount of any Advance is outstanding, at the rate of twelve percent (12%) per annum.

       1. ADVANCES MADE PRIOR TO NOTE. The Lender and Borrower acknowledge that the Lender has made Advances to the Borrower pursuant to an oral lending agreement, with the understanding that the terms of which were to be subsequently negotiated and which are now set forth in this Note.

       2. TERM OF NOTE. The principal amount of all Advances made under the terms of this Note and all accrued and unpaid interest shall be due and payable on the Maturity Date.

       3. PREPAYMENT. The Borrower may not prepay any of the principal amount of this Note, except with the express written consent of the Lender.

       4. CONVERSION PRIVILEGES. The Lender shall have the right to convert up to the full amount of the then outstanding principal balance of the Note to common stock and preferred stock of the Borrower to be issued by Borrower on the terms and conditions set forth below:

              a. TERM OF OPTION. The Lender may convert the principal balance of loan to common and preferred stock at any time from the date of this Note until the principal balance is retired or converted.

              b. CONVERSION PRICE AND LIMITATIONS. The maximum amount of the principal balance of the Note to common stock is $115,000 at a conversion price of $1.00 per common share. The maximum amount of the principal balance of the Note that may be converted by the Lender to preferred stock is $145,000. Provided, however, the Lender acknowledges that the Borrower does not currently have preferred stock authorized by its Articles of Incorporation, but that it is the intention of the Borrower to submit to its shareholders resolutions authorizing the issuance of preferred stock and this right of conversion is subject to such approval by the Borrower's shareholders. The number of preferred shares and the per share price is to be determined by the Borrower and ratified by the Borrower shareholders.

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

              c. NOTICE OF ELECTION TO CONVERT. The option to convert to common stock and preferred stock may be made by Lender at any time upon written Notice of Election to convert by Lender. The Notice of Election to convert shall contain the date of conversion and the principal amount of the Advance to be converted to common stock and preferred stock. Such conversion shall be effective on the date specified in the notice.

              d. ADJUSTMENT FOR COMMON STOCK RECLASSIFICATIONS. In the event, at any time after the date hereof, the holders of the common stock of the Borrower shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property by way of stock-split, spinoff, reclassification, combination of shares or similar corporate rearrangement, then and in each such case the Lender, upon the exercise hereof as provided herein, shall be entitled to receive the amount of stock and other securities and property which the Lender would hold on the date of such exercise if on record date of such corporate reclassification Lender had been the holder of record of the number of shares of common stock of the Borrower called for in the event of complete conversion of the Note and had thereafter retained such shares and/or all other or additional stock and other securities and property receivable by Lender as aforesaid during such period, giving effect to all adjustments called for during such period.

              e. ADJUSTMENT FOR CONSOLIDATION OR MERGER. In case of any reorganization of the Borrower after the date hereof, or in case, after such date, the Borrower shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Lender, upon the exercise of its conversion rights at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which Lender would be entitled had the Lender converted this Note immediately prior thereto.

              f. PIGGYBACK REGISTRATION RIGHTS. If, at any time after the conversion of this Note and expiring one year thereafter, the Borrower proposes to register any of its securities under the Securities Act of 1933 (the "Act") either for its own account or for the account of others, in connection with the public offering of such equity securities solely for cash, on a registration form that would also permit the registration of the shares of common stock or preferred stock issuable upon conversion of this Note, the Borrower shall promptly give the Lender written notice of such proposal. Within thirty days after the notice is given, the Lender shall give notice as to the number of shares of common stock or preferred stock, if any, which the Lender requests be registered simultaneously with such registration by the Borrower. The Borrower shall use its best efforts to include such shares in such registration statement and to cause such registration statement to become effective with respect to such shares. All costs in connection such registration statement shall be borne by the Borrower. The Lender shall bear all

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

              underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Lender's common stock or preferred stock.

              g. RESERVATION OF STOCK. The Borrower shall at all times reserve and keep available for issue upon conversion of this Note such number of its authorized but unissued shares of common stock or preferred stock as will be sufficient to permit the conversion in full of this Note.

              h. INTEREST. In the event of the conversion to common or preferred stock of any of the principal amount of any Advance, the accrued interest applicable to such converted principal shall be deemed to be forgiven upon conversion and shall not be otherwise payable pursuant to the terms of this Note.

              i. ASSIGNMENT. Lender may assign all or any part of this Note with its attendant conversion privileges to any party or parties.

              j. CONDITIONS PRECEDENT. (i) The conversion of any part of this Note to preferred stock is subject to the approval by Borrower's shareholders of an amendment to the Borrower's Articles of Incorporation to authorized the issuance of preferred stock; and,
              (ii) the conversion of any part of this Note to common stock and the issuance of the related common stock is subject to the approval of the American Stock Exchange ("Amex") of a request by the Borrower to list such shares on the Amex.

       5. SECURITY. This Note is secured by a Security Agreement and a financing statement granting a security interest in Borrower's tangible and intangible assets.

       6.  DEFAULT.   If any installment or the final payment due under this
Note is not paid on its due date or within fifteen (15) days thereafter, if the Borrower Board of Directors, or the Borrower shareholders if consent of shareholders is required, fails to approve or ratify all of the terms of this Note, or if the Borrower otherwise defaults under the terms of this Note or the Security Agreement, then the holder hereof, following the giving of 10 days written notice may accelerate this Note and declare the entire balance due and owing whereupon the Borrower agrees to pay the entire balance of the Note upon demand.

       Each payment shall be applied first to the payment of interest and thereafter to the payment of principal. In the event of non-payment of any installment, the final payment or the accelerated principal in the event of default, the Borrower agrees to pay all expenses of collection of this Note, including reasonable attorney's fees and court costs incurred in any proceeding including any proceedings in the United States Bankruptcy Court. After acceleration, in the event of default, and after the due date and before and after judgment, this Note shall accrue interest until paid at the highest legal rate.

       7. GOVERNING LAW. This Note shall be governed by the laws of the State of Utah.

       8.  WAIVER OF NOTICE, ETC.   Every maker, endorser or guarantor of this
Note waives presentment, demand, notice, protest and all other notices in connection with the deliver, acceptance,

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

default or enforcement of this Note and each agrees that the holder, from time to time, may renew, modify or extend performance of obligations hereunder without their consent.

       9. ARBITRATION. If at any time during or after the term of this Note any dispute, difference, or disagreement shall arise upon or in respect of this Note, or the conversion of the Note to common stock or preferred stock, and the meaning and construction of the terms hereof, every such dispute, difference, and disagreement shall be referred to a single arbitrator agreed upon by the Borrower and the Lender, or if no single arbitrator can be agreed upon, an arbitrator or arbitrators shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration proceedings shall be held in Salt Lake City, Utah.

       10. ASSIGNMENT. This Note and the conversion privileges associated herewith shall be assignable in whole or in part at any time by Lender.

       IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the date above set forth.


                                          BORROWER:

                                          CHEQUEMATE INTERNATIONAL, INC.





                                                 /s/ J. Michael Heil, CEO
                                          -------------------------------------
                                          By















                                 SECURITY AGREEMENT

                                    May 24, 2000

       Parties:    Obligor: CHEQUEMATE INTERNATIONAL, INC, a Utah corporation

                   Secured Party: Touchstone Property Services, Inc.


       Collateral: All tangible and intangible assets of the Obligor, including patents and patents pending.

       Obligation: Convertible Line of Credit Promissory Note ("Note") dated
                   May 24, 2000

2. Grant of Security Interest. Obligor grants to Secured Party a Security Interest in the Collateral to secure payment and performance of the Note.

3. Obligor Representations and Warranties. Obligor represents and warrants to Secured Party as of the date of this Agreement and, as to Collateral in which Obligor acquires an interest or rights after the date of this Agreement, as of the date Obligor acquires such interest or rights.

       3.1 Ownership and Possession of Collateral. Obligor is the legal and/or beneficial owner of the Collateral. There are no liens and encumbrances on the Collateral or claims thereof, except as may be granted contemporaneously with this Security Agreement. There is no financing statement now filed or recorded covering any of the Collateral. Obligor is in exclusive possession of the Collateral.

       3.2 Validity, Perfection, and Priority of Security Interest. The Security Interest granted in this agreement (i) is legal, valid, binding, and enforceable, (ii) is a perfected Security Interest in all the collateral, and
(iii) is a first priority Security Interest in all the Collateral.

       3.3 Enforceability, Amount, and Other Matters concerning Collateral. The Assets of the Obligee and the agreements, documents, and instruments evidencing and securing the Assets are (i) genuine, (ii) the legal, valid and binding obligations of the parties thereto, and (iii) enforceable against the parties thereto in accordance with their terms. Any copies of such agreements, documents, and instruments delivered to Secured Party are accurate and complete and, except for the items delivered to Secured Party there are no amendments, modifications, extensions, renewals, restatements, or supplements thereof. No surety bond was required or given by Obligor in connection with or is otherwise applicable to (1) any goods, or other tangible personal property, or services relating to the Receivables, or (2) the agreements, documents, or instruments out of which the Receivables arose.

       4. Obligor Covenants. Until the Note is paid in full, Obligor agrees that, unless Secured Party otherwise agrees in writing in Secured Party's sole and absolute discretion:

       4.1 Defense of Obligor's Title and of Security Interest. Obligor shall defend the Collateral, the title and interest therein of Obligor represented and warranted in this Agreement, and the legality, validity, binding nature, and enforceability of the Security Interest granted herein, the perfection thereof, and the first priority thereof against all matters, including, without limitation, (i) any attachment,

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

levy, or other seizure by legal process or otherwise of any or all Collateral,
(ii) any lien or encumbrance or claim thereof on any or all Collateral, (iii) any attempt to realize upon any or all Collateral under any lien or encumbrance, regardless of whether junior or senior to the Security Interest herein, and (iv) any claim questioning the legality, validity, binding nature, enforceability, perfection, or priority of the Security Interest herein. Obligor shall notify Secured Party immediately in writing of any of the foregoing.

       4.2 Allowances or Discounts. Obligor shall grant to its customers only such allowances, discounts, and other adjustments relating to the Collateral as Obligor may reasonably determine to be in accordance with sound business practice.

       4.3 Books and Records. Obligor shall maintain complete and accurate books and records relating to the collateral.

       4.4 Inspection and Verification. The Secured Party and such persons as the Secured Party may designate shall have the right, at any reasonable time from time to time, (i) to enter upon the premises at which any of the Collateral or any of the books and records included in the Collateral or relating to the business, operations, or financial condition of Obligor is located, (ii) to inspect the Collateral and such books and records, (iii) to make copies of and extracts from such books and records, and (iv) to verify under reasonable procedures determined by the Secured Party the amount, condition, quality, quantity, status, validity, and value of, or any other matter relating to, the collateral or the accounts payable or cash of Obligor shown on any financial statement or other document delivered to Secured Party (including, without limitation, in the case of Collateral that is an obligation of or in the possession of a third person and in the case of accounts payable and cash, by contacting the third party holding such assets).

       4.5 Further Assurances. Obligor shall promptly execute, acknowledge, deliver, and cause to be duly filed and recorded all such additional agreements, documents, and instruments (including, without limitation, financing statements and patent or intellectual property assignments) and take all such other actions as Secured Party may reasonably request from time to time to better assure, perfect, preserve, and protect the security interest granted herein, the priority thereof, and the rights and remedies of Secured Party hereunder.

       4.6 No Obligations and limit of Liability of Secured Party. The Secured Party does not assume and shall have no liability or obligation for any liabilities or obligations of Obligor relating to the Collateral. In exercising its rights and remedies under the Note and this Agreement and under applicable law, in performing any obligations to Obligor, and in acting or omitting to act in respect of the Collateral and this Agreement, the Secured Party shall have no liability or responsibility whatsoever.

       5.0 Subordination. Secured Party agrees that in the event the Obligor secures loan funds from an institutional source(s) in an amount greater than $10,000,000, the Secured Party shall subordinate its interest to the lending institution.

       6.0 Default. Upon occurrence of an event of default, Secured Party may, in its absolute and sole discretion and without demand or notice, do any or all of the following:

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

       6.1 Acceleration of Obligations. Declare any or all obligations under the Note to be immediately due and payable, whereupon such Obligations shall be immediately due and payable.

       6.2 If Secured Party demands or attempts to take possession of any or all collateral, Obligor shall promptly assemble such Collateral and turn over and deliver possession of such Collateral to Secured Party at a place designated by Secured Party and convenient to Secured party and Obligor.

       6.3 Retain the Collateral as Payment. Upon written notice to Obligor, retain the Collateral in satisfaction of the obligations. Unless such written notice is given, retention of the Collateral by Secured Party shall not be in satisfaction of any of the obligations.

       6.4 Other Rights and Remedies. Exercise any and all other rights and remedies of Secured Party under the Note or under applicable law.

       7.0 Application of the Proceeds. After an event of default, all cash and checks included in the Collateral and all proceeds of Collateral received by Secured Party will be applied by Secured Party to the Obligor's obligations, whether or not due, in such order as Secured Party may determine in its absolute and sole discretion, subject to any requirements of law. If application of the Collateral is not sufficient to pay the obligations in full, Obligor shall remain obligated for the remaining obligations.

       8.0. Continuation and Termination. This Agreement shall continue in effect until payment and performance of the obligations of Obligor in full.

       Dated as of the date first above written.


                                          "Obligor"


                                          CHEQUEMATE INTERNATIONAL, INC.



                                                 /s/ J. Michael Heil, CEO
                                          -------------------------------------
                                          By

                   CONVERTIBLE LINE OF CREDIT PROMISSORY NOTE


Amount: $140,000.00                                          Date: May 24, 2000


       FOR VALUE RECEIVED, Chequemate International, Inc., a Utah corporation (referred to herein as the "Borrower") promises to pay to WTH Limited (referred to herein as the "Lender"), or order, at the address the Lender shall designate in writing to the Borrower from time to time, the sum of One Hundred Forty Thousand dollars ($140,000) or the aggregate unpaid principal balance of all advances made to the Borrower by the Lender pursuant to this Note from time to time ("Advances") on April 1, 2001 ("Maturity Date") in lawful money of the United States and in immediately available funds, together with interest on the unpaid principal balance of this Convertible Line of Credit Promissory Note ("Note") computed on the basis of a 360 day year and charged on actual days the principal amount of any Advance is outstanding, at the rate of twelve percent (12%) per annum.

       1. ADVANCES MADE PRIOR TO NOTE. The Lender and Borrower acknowledge that the Lender has made Advances to the Borrower pursuant to an oral lending agreement, with the understanding that the terms of which were to be subsequently negotiated and which are now set forth in this Note.

       2. TERM OF NOTE. The principal amount of all Advances made under the terms of this Note and all accrued and unpaid interest shall be due and payable on the Maturity Date.

       3. PREPAYMENT. The Borrower may not prepay any of the principal amount of this Note, except with the express written consent of the Lender.

       4. CONVERSION PRIVILEGES. The Lender shall have the right to convert up to the full amount of the then outstanding principal balance of the Note to common stock and preferred stock of the Borrower to be issued by Borrower on the terms and conditions set forth below:

              a. TERM OF OPTION. The Lender may convert the principal balance of loan to common and preferred stock at any time from the date of this Note until the principal balance is retired or converted.

              b. CONVERSION PRICE AND LIMITATIONS. The maximum amount of the principal balance of the Note to common stock is $60,000 at a conversion price of $1.00 per common share. The maximum amount of the principal balance of the Note that may be converted by the Lender to preferred stock is $80,000. Provided, however, the Lender acknowledges that the Borrower does not currently have preferred stock authorized by its Articles of Incorporation, but that it is the intention of the Borrower to submit to its shareholders resolutions authorizing the issuance of preferred stock and this right of conversion is subject to such approval by the Borrower's shareholders. The number of preferred shares and the per share price is to be determined by the Borrower and ratified by the Borrower shareholders.

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

              c. NOTICE OF ELECTION TO CONVERT. The option to convert to common stock and preferred stock may be made by Lender at any time upon written Notice of Election to convert by Lender. The Notice of Election to convert shall contain the date of conversion and the principal amount of the Advance to be converted to common stock and preferred stock. Such conversion shall be effective on the date specified in the notice.

              d. ADJUSTMENT FOR COMMON STOCK RECLASSIFICATIONS. In the event, at any time after the date hereof, the holders of the common stock of the Borrower shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property by way of stock-split, spinoff, reclassification, combination of shares or similar corporate rearrangement, then and in each such case the Lender, upon the exercise hereof as provided herein, shall be entitled to receive the amount of stock and other securities and property which the Lender would hold on the date of such exercise if on record date of such corporate reclassification Lender had been the holder of record of the number of shares of common stock of the Borrower called for in the event of complete conversion of the Note and had thereafter retained such shares and/or all other or additional stock and other securities and property receivable by Lender as aforesaid during such period, giving effect to all adjustments called for during such period.

              e. ADJUSTMENT FOR CONSOLIDATION OR MERGER. In case of any reorganization of the Borrower after the date hereof, or in case, after such date, the Borrower shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Lender, upon the exercise of its conversion rights at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which Lender would be entitled had the Lender converted this Note immediately prior thereto.

              f. PIGGYBACK REGISTRATION RIGHTS. If, at any time after the conversion of this Note and expiring one year thereafter, the Borrower proposes to register any of its securities under the Securities Act of 1933 (the "Act") either for its own account or for the account of others, in connection with the public offering of such equity securities solely for cash, on a registration form that would also permit the registration of the shares of common stock or preferred stock issuable upon conversion of this Note, the Borrower shall promptly give the Lender written notice of such proposal. Within thirty days after the notice is given, the Lender shall give notice as to the number of shares of common stock or preferred stock, if any, which the Lender requests be registered simultaneously with such registration by the Borrower. The Borrower shall use its best efforts to include such shares in such registration statement and to cause such registration statement to become effective with respect to such shares. All costs in connection such registration statement shall be borne by the Borrower. The Lender shall bear all

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

              underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Lender's common stock or preferred stock.

              g. RESERVATION OF STOCK. The Borrower shall at all times reserve and keep available for issue upon conversion of this Note such number of its authorized but unissued shares of common stock or preferred stock as will be sufficient to permit the conversion in full of this Note.

              h. INTEREST. In the event of the conversion to common or preferred stock of any of the principal amount of any Advance, the accrued interest applicable to such converted principal shall be deemed to be forgiven upon conversion and shall not be otherwise payable pursuant to the terms of this Note.

              i. ASSIGNMENT. Lender may assign all or any part of this Note with its attendant conversion privileges to any party or parties.

              j. CONDITIONS PRECEDENT. (i) The conversion of any part of this Note to preferred stock is subject to the approval by Borrower's shareholders of an amendment to the Borrower's Articles of Incorporation to authorized the issuance of preferred stock; and,
              (ii) the conversion of any part of this Note to common stock and the issuance of the related common stock is subject to the approval of the American Stock Exchange ("Amex") of a request by the Borrower to list such shares on the Amex.

       5. SECURITY. This Note is secured by a Security Agreement and a financing statement granting a security interest in Borrower's tangible and intangible assets.

       6.  DEFAULT.   If any installment or the final payment due under this
Note is not paid on its due date or within fifteen (15) days thereafter, if the Borrower Board of Directors, or the Borrower shareholders if consent of shareholders is required, fails to approve or ratify all of the terms of this Note, or if the Borrower otherwise defaults under the terms of this Note or the Security Agreement, then the holder hereof, following the giving of 10 days written notice may accelerate this Note and declare the entire balance due and owing whereupon the Borrower agrees to pay the entire balance of the Note upon demand.

       Each payment shall be applied first to the payment of interest and thereafter to the payment of principal. In the event of non-payment of any installment, the final payment or the accelerated principal in the event of default, the Borrower agrees to pay all expenses of collection of this Note, including reasonable attorney's fees and court costs incurred in any proceeding including any proceedings in the United States Bankruptcy Court. After acceleration, in the event of default, and after the due date and before and after judgment, this Note shall accrue interest until paid at the highest legal rate.

       7. GOVERNING LAW. This Note shall be governed by the laws of the State of Utah.

       8. WAIVER OF NOTICE, ETC. Every maker, endorser or guarantor of this Note waives presentment, demand, notice, protest and all other notices in connection with the deliver, acceptance,

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

default or enforcement of this Note and each agrees that the holder, from time to time, may renew, modify or extend performance of obligations hereunder without their consent.

       9. ARBITRATION. If at any time during or after the term of this Note any dispute, difference, or disagreement shall arise upon or in respect of this Note, or the conversion of the Note to common stock or preferred stock, and the meaning and construction of the terms hereof, every such dispute, difference, and disagreement shall be referred to a single arbitrator agreed upon by the Borrower and the Lender, or if no single arbitrator can be agreed upon, an arbitrator or arbitrators shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration proceedings shall be held in Salt Lake City, Utah.

       10. ASSIGNMENT. This Note and the conversion privileges associated herewith shall be assignable in whole or in part at any time by Lender.

       IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the date above set forth.


                                          BORROWER:

                                          CHEQUEMATE INTERNATIONAL, INC.




                                                 /s/ J. Michael Heil, CEO
                                          -------------------------------------
                                          By















                                 SECURITY AGREEMENT

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

                                    May 24, 2000

       Parties:    Obligor: CHEQUEMATE INTERNATIONAL, INC, a Utah corporation

                   Secured Party: WTH Limited

       Collateral: All tangible and intangible assets of the Obligor, including patents and patents pending.

       Obligation: Convertible Line of Credit Promissory Note ("Note") dated
                   May 24, 2000

2. Grant of Security Interest. Obligor grants to Secured Party a Security Interest in the Collateral to secure payment and performance of the Note.

3. Obligor Representations and Warranties. Obligor represents and warrants to Secured Party as of the date of this Agreement and, as to Collateral in which Obligor acquires an interest or rights after the date of this Agreement, as of the date Obligor acquires such interest or rights.

       3.1 Ownership and Possession of Collateral. Obligor is the legal and/or beneficial owner of the Collateral. There are no liens and encumbrances on the Collateral or claims thereof, except as may be granted contemporaneously with this Security Agreement. There is no financing statement now filed or recorded covering any of the Collateral. Obligor is in exclusive possession of the Collateral.

       3.2 Validity, Perfection, and Priority of Security Interest. The Security Interest granted in this agreement (i) is legal, valid, binding, and enforceable, (ii) is a perfected Security Interest in all the collateral, and
(iii) is a first priority Security Interest in all the Collateral.

       3.3 Enforceability, Amount, and Other Matters concerning Collateral. The Assets of the Obligee and the agreements, documents, and instruments evidencing and securing the Assets are (i) genuine, (ii) the legal, valid and binding obligations of the parties thereto, and (iii) enforceable against the parties thereto in accordance with their terms. Any copies of such agreements, documents, and instruments delivered to Secured Party are accurate and complete and, except for the items delivered to Secured Party there are no amendments, modifications, extensions, renewals, restatements, or supplements thereof. No surety bond was required or given by Obligor in connection with or is otherwise applicable to (1) any goods, or other tangible personal property, or services relating to the Receivables, or (2) the agreements, documents, or instruments out of which the Receivables arose.

       4. Obligor Covenants. Until the Note is paid in full, Obligor agrees that, unless Secured Party otherwise agrees in writing in Secured Party's sole and absolute discretion:

       4.1 Defense of Obligor's Title and of Security Interest. Obligor shall defend the Collateral, the title and interest therein of Obligor represented and warranted in this Agreement, and the legality, validity, binding nature, and enforceability of the Security Interest granted herein, the perfection thereof, and the first priority thereof against all matters, including, without limitation, (i) any attachment, levy, or other seizure by legal process or otherwise of any or all Collateral, (ii) any lien or encumbrance

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

or claim thereof on any or all Collateral, (iii) any attempt to realize upon any or all Collateral under any lien or encumbrance, regardless of whether junior or senior to the Security Interest herein, and (iv) any claim questioning the legality, validity, binding nature, enforceability, perfection, or priority of the Security Interest herein. Obligor shall notify Secured Party immediately in writing of any of the foregoing.

       4.2 Allowances or Discounts. Obligor shall grant to its customers only such allowances, discounts, and other adjustments relating to the Collateral as Obligor may reasonably determine to be in accordance with sound business practice.

       4.3 Books and Records. Obligor shall maintain complete and accurate books and records relating to the collateral.

       4.4 Inspection and Verification. The Secured Party and such persons as the Secured Party may designate shall have the right, at any reasonable time from time to time, (i) to enter upon the premises at which any of the Collateral or any of the books and records included in the Collateral or relating to the business, operations, or financial condition of Obligor is located, (ii) to inspect the Collateral and such books and records, (iii) to make copies of and extracts from such books and records, and (iv) to verify under reasonable procedures determined by the Secured Party the amount, condition, quality, quantity, status, validity, and value of, or any other matter relating to, the collateral or the accounts payable or cash of Obligor shown on any financial statement or other document delivered to Secured Party (including, without limitation, in the case of Collateral that is an obligation of or in the possession of a third person and in the case of accounts payable and cash, by contacting the third party holding such assets).

       4.5 Further Assurances. Obligor shall promptly execute, acknowledge, deliver, and cause to be duly filed and recorded all such additional agreements, documents, and instruments (including, without limitation, financing statements and patent or intellectual property assignments) and take all such other actions as Secured Party may reasonably request from time to time to better assure, perfect, preserve, and protect the security interest granted herein, the priority thereof, and the rights and remedies of Secured Party hereunder.

       4.6 No Obligations and limit of Liability of Secured Party. The Secured Party does not assume and shall have no liability or obligation for any liabilities or obligations of Obligor relating to the Collateral. In exercising its rights and remedies under the Note and this Agreement and under applicable law, in performing any obligations to Obligor, and in acting or omitting to act in respect of the Collateral and this Agreement, the Secured Party shall have no liability or responsibility whatsoever.

       5.0 Subordination. Secured Party agrees that in the event the Obligor secures loan funds from an institutional source(s) in an amount greater than $10,000,000, the Secured Party shall subordinate its interest to the lending institution.

       6.0 Default. Upon occurrence of an event of default, Secured Party may, in its absolute and sole discretion and without demand or notice, do any or all of the following:

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